   As filed with the Securities and Exchange Commission on March 22, 2002
================================================================================
                                                     1933 Act File No. 333-75458
                                                     1940 Act File No. 811-10603

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]      Pre-Effective Amendment No. 3
[ ]      Post-Effective Amendment No. _____________________
                  and

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]      Amendment No. 3


                         Western Asset Premier Bond Fund
         (Exact Name of Registrant as Specified in Declaration of Trust)

                           117 East Colorado Boulevard
                           Pasadena, California 91105
                    (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                 (626) 844-9400
              (Registrant's Telephone Number, including Area Code)

                               Marc R. Duffy, Esq.
                      Legg Mason Wood Walker, Incorporated
                                100 Light Street
                               Baltimore, MD 21202
 (Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                          Copies of Communications to:

       Bryan Chegwidden, Esq.                        Leonard Mackey, Jr.
           Ropes & Gray                      Clifford Chance Roger & Wells LLP
   Suite 3200, 885 Third Avenue                       200 Park Avenue
      New York, NY 10022-4834                       New York, NY  10166

                  Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                    ----------------------------------------

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [__]

     It is proposed that this filing will become effective (check appropriate box)

    [X]   when declared effective pursuant to Section 8(c)
                    ----------------------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

                                                Proposed Maximum      Proposed Maximum        Amount of
Title of Securities            Amount Being     Offering Price Per    Aggregate Offering      Registration
Being Registered               Registered       Unit                  Price/1/                Fee/2/
-------------------            --------------   ------------------    ------------------      ------------
Common Shares, no par value    1,000 Shares     $15.00                $15,000                 $3.59
----------------------------------------------------------------------------------------------------------

/1/ Estimated solely for the purpose of calculating the registration fee. /2/ $3.59 of which has previously been paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                         WESTERN ASSET PREMIER BOND FUND

                  Cross Reference Sheet Pursuant to Rule 495(a)
                        Under the Securities Act of 1933

PARTS A AND B OF PROSPECTUS

Part A
Item No.        Item Caption                              Prospectus Caption
-----------     ----------------                          ----------------------
1.              Outside Front Cover ....................  Outside Front Cover
2.              Cover Pages; Other Offering
                Information ............................  Inside Front and Outside Back Cover; Underwriting
3.              Fee Table and Synopsis .................  Prospectus Summary; Summary of Fund Expenses
4.              Financial Highlights ...................  Not Applicable
5.              Plan of Distribution ...................  Outside Front Cover; Prospectus Summary; Underwriting
6.              Selling Shareholders ...................  Not Applicable
7.              Use of Proceeds ........................  Outside Front Cover; Prospectus Summary; Use of Proceeds; The Fund's
                                                          Objective, Strategies and Investments
8.              General Description of Registrant ......  Outside Front Cover; Inside Front Cover; Prospectus Summary; The Fund; The
                                                          Fund's Objective, Strategies and Investments; Preferred Shares and Other
                                                          Leverage; Risks; How the Fund Manages Risk; Management of the Fund;
                                                          Distributions; Dividend Reinvestment Plan; Description of Shares;
                                                          Anti-Takeover and Other Provisions in the Declaration of Trust; Repurchase
                                                          of Fund Shares; Conversion to Open-End Fund; Tax Matters
9.              Management .............................  Outside Front Cover; Prospectus Summary; How the Fund Manages Risk;
                                                          Management of the Fund; Custodian and Transfer Agent
10.             Capital Stock, Long-Term Debt,
                and Other Securities ...................  Prospectus Summary; The Fund's Objective, Strategies and Investments;
                                                          Preferred Shares and Other Leverage; Distributions; Description of Shares;
                                                          Anti-Takeover and Other Provisions in the Declaration of Trust; Repurchase
                                                          of Fund Shares; Conversion to Open-End Fund; Tax Matters
11.             Defaults and Arrears on Senior
                Securities .............................  Not Applicable
12.             Legal Proceedings ......................  Not Applicable
13.             Table of Contents of Statement of
                Additional Information .................  Table of Contents for the Statement of Additional Information

Part B                                                    Statement of Additional
Item No.        Item Caption                              Information Caption
-----------     ----------------                          -------------------------
14.             Cover Page .............................  Cover Page
15.             Table of Contents ......................  Table of Contents
16.             General Information and History ........  Not Applicable
17.             Investment Objective and Policies ......  Investment Objectives and Policies; Investment Restrictions
18.             Management .............................  Management of the Fund; Investment Advisor and Subadvisor
19.             Control Persons and Principal
                Holders of Securities ..................  Management of the Fund
20.             Investment Advisory and Other
                Services ...............................  Management of the Fund; Investment Advisor and Subadvisor; Custodian,
                                                          Transfer Agent and Dividend Disbursement Agent; Independent Accountants;
                                                          Counsel
21.             Brokerage Allocation and Other
                Practices ..............................  Portfolio Transactions
22.             Tax Status .............................  Distributions; Tax Matters
23.             Financial Statements ...................  Report of Independent Accountants; Financial Statements

-----------------------------------------
Part C

         The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             SUBJECT TO COMPLETION

                  PRELIMINARY PROSPECTUS DATED MARCH 25, 2002


PROSPECTUS
[LOGO] WESTERN ASSET
                                        SHARES
                        WESTERN ASSET PREMIER BOND FUND
                     COMMON SHARES OF BENEFICIAL INTEREST
                               $15.00 PER SHARE
                               ----------------

      INVESTMENT OBJECTIVE. Western Asset Premier Bond Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

      PORTFOLIO CONTENTS. Under normal market conditions, the Fund expects to invest substantially all (but in any event at least 80%) of its total managed assets in bonds and at least 65% of its total managed assets in bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group ("S&P"), Fitch IBCA, Inc. ("Fitch") or another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by the Fund's investment advisors. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as "junk bonds") at the time of investment. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. "Total managed assets" means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). There can be no assurance that the Fund will achieve its investment objective.

      INVESTMENT ADVISOR. Western Asset Management Company, a wholly owned subsidiary of Legg Mason, Inc., will act as investment advisor to the Fund. See "Management of the Fund."


      NO PRIOR HISTORY. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risks of investing in a newly organized closed-end investment company may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is expected to be "WEA".


      BORROWING. The Fund currently anticipates issuing preferred shares and/or borrowing funds in an aggregate amount of approximately 33 1/3% of its total managed assets to buy additional investments. Such preferred shares or borrowing may not exceed 38% of its total managed assets. The Fund may borrow from banks or other financial institutions and may also use reverse repurchase agreements, dollar rolls and other instruments, which may in certain circumstances be considered borrowings. The practice of issuing preferred shares or utilizing borrowings in order to increase the Fund's assets for investment purposes is known as "leverage" and will create special risks.

      INVESTING IN THE COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 22 OF THIS PROSPECTUS.
                               ----------------

                                               PER SHARE       TOTAL
                                         ---------             -----
Public offering price ..................   $15.00                $
Sales load..............................    $.675                $
Proceeds, before expenses, to the Fund .  $14.325                $

      The underwriters may also purchase up to an additional        common
shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

      The common shares will be ready for delivery on or about March       ,
2002.
                               ----------------

       MERRILL LYNCH & CO.                        LEGG MASON WOOD WALKER
                                                            INCORPORATED
    A.G. EDWARDS & SONS, INC.  PRUDENTIAL SECURITIES   RBC CAPITAL MARKETS
      ADVEST, INC.   ROBERT W. BAIRD & CO.          CROWELL, WEEDON & CO.
      MCDONALD INVESTMENTS INC.                 WEDBUSH MORGAN SECURITIES
                               ----------------


                   The date of this prospectus is March 25, 2002.

(CONTINUED FROM PREVIOUS PAGE)


      You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated March 25, 2002 containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 42 of this prospectus. You may request a free copy of the Statement of Additional Information by calling 1-866-290-4386 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (HTTP://WWW.SEC.GOV).


      The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Prospectus Summary............................................   4
Summary of Fund Expenses......................................  13
The Fund......................................................  14
Use of Proceeds...............................................  14
The Fund's Objective, Strategies and Investments..............  14
Preferred Shares and Other Leverage...........................  20
Risks.........................................................  22
How the Fund Manages Risk.....................................  28
Management of the Fund........................................  29
Net Asset Value...............................................  31
Distributions.................................................  32
Dividend Reinvestment Plan....................................  32
Description of Shares.........................................  34
Anti-Takeover and Other Provisions in the Declaration of Trust  36
Repurchase of Fund Shares; Conversion to Open-End Fund........  37
Tax Matters...................................................  38
Underwriting..................................................  40
Custodian and Transfer Agent..................................  41
Legal Matters.................................................  41
Table of Contents for the Statement of Additional Information.  42

                               ----------------

      Please see page 43 for important privacy policy information.

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.


      Until April 19, 2002 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

      THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE COMMON SHARES OF THE FUND. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND..................   Western Asset Premier Bond Fund is a newly
                             organized, diversified, closed-end management investment company. Throughout the prospectus,
                             Western Asset Premier Bond Fund is referred to simply as the "Fund." See "The Fund."

THE OFFERING..............   The Fund is offering         common shares of
                             beneficial interest at $15.00 per share through a
                             group of underwriters (the "Underwriters") led by
                             Merrill Lynch, Pierce, Fenner & Smith Incorporated
                             ("Merrill Lynch") and Legg Mason Wood Walker,
                             Incorporated. The common shares of beneficial
                             interest are called "common shares" throughout
                             this prospectus. An investor must purchase at
                             least 100 common shares ($1,500) in order to
                             participate in this offering. The Fund has given
                             the Underwriters an option to purchase up to
                                     additional common shares to cover orders
                             in excess of          common shares. Western Asset
                             Management Company has agreed to pay
                             organizational expenses and offering costs of the Fund (other than sales load) that exceed $0.03 per common share. See "Underwriting."

INVESTMENT ADVISOR AND

  SUBADVISOR..............   Western Asset Management Company, a wholly owned
                             subsidiary of Legg Mason, Inc., serves as the investment advisor to the Fund. Subject to supervision by the Board of Trustees, Western
                             Asset Management Company is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Fund will pay Western
                             Asset Management Company an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund's total managed assets. Western Asset Management Company Limited
                             ("WAML"), an affiliate of Western Asset Management
                             Company, has been selected to furnish a continuing investment program for the non-U.S. dollar denominated assets of the Fund and will make investment decisions relating to such assets.
                             Western Asset Management Company will pay a portion of the fees it receives from the Fund to WAML in return for WAML's services as subadvisor at an annual rate of 0.425% of the average weekly value of the Fund's total managed assets that WAML manages. Western Asset Management Company and WAML are referred to as "Western Asset" in this prospectus.


INVESTMENT OBJECTIVE......   The Fund's investment objective is to provide
                             current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. No assurance can be given that the Fund will achieve its investment objective.

INVESTMENT POLICIES.......   Under normal market conditions, the Fund will
                             invest substantially all (but in any event at least 80%) of its total managed assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's, S&P, Fitch or another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as "junk bonds") at the time of investment. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund may invest in securities or instruments other than bonds
                             (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S.
                             dollar. The Fund currently expects that the average effective duration of its portfolio will range between 3.5 and 7 years, although this target duration may change from time to time. See
                             "The Fund's Objective, Strategies and Investments."

INVESTMENT PHILOSOPHY.....   Western Asset is exclusively a fixed income
                             manager. Its mission is to remain a leader in diversified fixed income management by operating a seamlessly integrated, global enterprise, exercising uncompromising standards of excellence in all aspects of its business. Its objective is to create for its clients diversified, value-oriented portfolios that are managed for the long term.

                             MULTIPLE STRATEGIES. Western Asset emphasizes the importance of diversification by using multiple strategies, including active sector and issue selection, in an attempt to enhance value while at the same time attempting to prevent any one strategy or market event from having an overwhelming effect on portfolio returns. Western Asset believes that this approach adds incremental value over time, and may reduce volatility.

                             VALUE-ORIENTED PORTFOLIO CONSTRUCTION. Western Asset actively rotates among and within all major sectors of the fixed income markets. Issue selection is primarily a bottom-up process that focuses on fundamental credit analysis to identify potentially mispriced or undervalued securities.

                             OPPORTUNISTIC TRADING. Western Asset believes that significant inefficiencies exist in the fixed income markets. For example, the credit spreads of certain corporate bonds may overstate, in the opinion of Western Asset, the current credit risk of such bonds. The firm utilizes an opportunistic approach that actively seeks to identify and capitalize on inefficiencies in all major sectors of the fixed income markets.

                             TEAM APPROACH. Western Asset's philosophy centers upon a team approach. Portfolios are managed by uniting groups of specialists dedicated to different market sectors. The investment responsibilities of each group are distinct, but success comes from the fluid and constant interaction that unites these groups into a single team. The Fund's investments will be the responsibility of the firm's Investment Strategy Group, which is chaired by Western Asset's Chief Investment Officer and which also includes the firm's Deputy Chief Investment Officer, Senior Economist and the head of each sector group.

                             RISK MANAGEMENT.   Western Asset incorporates a
                             variety of risk reduction strategies in the management of its portfolios. The firm also employs a dedicated risk management team whose sole function is to ensure that investment risk is monitored at all times.

PREFERRED SHARES AND OTHER
  LEVERAGE................   The Fund may issue preferred shares of beneficial
                             interest ("preferred shares") and/or borrow in order to buy additional securities. This practice is known as "leverage." The Fund anticipates that, within one to three months after completion of this offering, it will offer preferred shares representing (together with other outstanding forms of leverage) approximately 33 1/3% of the Fund's total managed assets, as measured immediately after the issuance of the preferred shares, but will be permitted to incur leverage in an amount up to 38% of its total managed assets.
                             "Total managed assets" means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "total managed assets," the liquidation preference of any preferred shares outstanding is not considered a liability. The precise amount of leverage used by the Fund may vary from time to time, and the Fund will not necessarily incur the maximum amount of leverage permitted. Leverage involves special risks. There is no assurance that the Fund will issue preferred shares or otherwise use leverage, or that, whether or not preferred shares are issued or leverage is otherwise used, the Fund's leveraging strategy will be successful. See "Risks -- Leverage Risk."

                             The Fund may use other instruments that may be considered leverage under certain circumstances, including reverse repurchase agreements, credit default swaps, dollar rolls and other investment techniques. See "Preferred Shares and Other Leverage -- Other Forms of Leverage." Although the Fund does not currently intend to borrow from banks and other financial institutions in order to leverage its portfolio, it may do so in the future. Bank borrowings will be included when calculating the amount of the Fund's outstanding leverage.

                             It is anticipated that dividends with respect to preferred shares and/or interest (if applicable) with respect to other forms of leverage will be based on shorter-term interest rates that would be periodically reset.

                             The Fund intends to invest the proceeds from the issuance of preferred shares or the use of other forms of leverage principally in intermediate- and longer-term, typically fixed rate, bonds. So long as the Fund's portfolio provides a higher rate of return (net of Fund expenses) than dividend rates on preferred shares and interest rates (if applicable) on other forms of leverage, as reset periodically, the use of these forms of leverage will allow holders of common shares ("Common Shareholders") to receive a higher current return than if the Fund were not leveraged. If, however, short-term interest rates rise relative to intermediate- and long-term interest rates or the rate of return on the Fund's portfolio, dividend rates on preferred shares and interest rates (if applicable) on other forms of leverage could exceed the rate of return on intermediate- and longer-term bonds and other investments held by the Fund, reducing the return to Common Shareholders.

                             There can be no assurance that the use of leverage will result in a higher yield on the common shares. When leverage is employed, the net asset value and market price of the common shares and the yield to Common Shareholders will be more volatile. Leverage will cause the Fund's net asset value to fall more sharply in response to increases in interest rates than it would have in the absence of leverage. In addition, preferred shares, if issued, are expected to pay cumulative dividends, which may tend to increase leverage risk and may result in less income for Common Shareholders. See "Preferred Shares and Other Leverage," "Description of Shares -- Preferred Shares" and "Risks -- Leverage Risk."

DISTRIBUTIONS.............   The Fund intends to distribute to Common
                             Shareholders monthly dividends of all or a portion of its net income after the payment of dividends and interest, if any, owed with respect to the use of leverage. The Fund expects to declare the initial monthly dividend on the common shares within approximately 45 days of the completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after the completion of this offering. Unless an election is made to receive distributions in cash, Common
                             Shareholders will automatically have all dividends and distributions reinvested in additional common shares under the Fund's Dividend Reinvestment
                             Plan. See "Dividend Reinvestment Plan."

LISTING...................   The Fund has applied to list the common shares on
                             the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is expected to be "WEA." See
                             "Description of Shares -- Common Shares."

CUSTODIAN AND TRANSFER
  AGENT...................   State Street Bank & Trust Company will serve as
                             custodian of the Fund's assets. EquiServe Trust
                             Company, N.A. will serve as the Fund's transfer and dividend disbursement agent. See "Custodian and Transfer Agent."

ADMINISTRATOR.............   Princeton Administrators, L.P. (the
                             "Administrator"), an affiliate of Merrill Lynch, is the Fund's administrator. Western Asset
                             Management Company (and not the Fund) will pay the Administrator a monthly fee computed at the annual rate of 0.125% of the Fund's total managed assets, subject to a minimum monthly fee of $12,500. See
                             "Management of the Fund -- Administrator."

MARKET PRICE OF SHARES....   Shares of closed-end investment companies
                             frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest primarily in investment grade bonds have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. In general, shares of closed-end investment companies trade at prices lower than net asset value more frequently than such shares trade at prices higher than net asset value. The
                             Fund cannot assure Common Shareholders that the common shares will trade at a price higher than or equal to net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund. In addition to net asset value, market price may be affected by such factors relating to the Fund or its portfolio holdings as the Fund's use of leverage, dividends paid (which are in turn affected by expenses), call protection, interest rate movements, dividend stability, portfolio credit quality and liquidity and market supply and demand. See "Preferred Shares and Other Leverage,"
                             "Risks," "Description of Shares," and "Repurchase of Fund Shares; Conversion to Open-End Fund" in this prospectus, and the Statement of Additional
                             Information under "Repurchase of Common Shares;
                             Conversion to Open-End Fund." The common shares are designed primarily for long-term investors, and an investor should not purchase common shares if he or she intends to sell them shortly after purchase.

SPECIAL RISK CONSIDERATIONS  NO OPERATING HISTORY.  The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

                             MARKET DISCOUNT RISK. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

                             INTEREST RATE RISK. Interest rate risk is the risk that the bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds generally fluctuate more than prices of shorter-term bonds as interest rates change. Because the Fund will invest primarily in intermediate- to longer-term bonds, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will increase interest rate risk. See "Risks -- Leverage Risk."

                             CREDIT RISK. Credit risk is the risk that one or more bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. The Fund may invest up to 35% of its total managed assets in bonds that are not rated, at the time of investment, Baa/BBB or above by Moody's, S&P, Fitch or another nationally recognized rating agency or that are unrated but judged to be of comparable quality by Western Asset. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Bonds of below investment grade quality (commonly referred to as "junk bonds") are predominately speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. Lower grade bonds tend to be less liquid than investment grade bonds, and investments in lower grade bonds will expose the Fund to greater risks than if the Fund owned only higher grade securities.

                             LEVERAGE RISK. The use of leverage -- through the issuance of preferred shares and borrowing of money and, under certain circumstances, reverse repurchase agreements, credit default swaps, dollar roll transactions and other investment techniques -- to purchase additional investments creates an opportunity for increased common share net investment income dividends and capital appreciation, but also creates special risks for Common Shareholders. The Fund's leveraging strategy may not be successful.

                             Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. As a result, leverage will cause greater changes in the Fund's net asset value. The Fund will also have to pay dividends with respect to preferred shares and/or interest (if applicable) with respect to other forms of leverage, which may reduce the Fund's return. This expense may be greater than the Fund's return on the underlying investment.

                             It is anticipated that dividends with respect to preferred shares and/or interest (if applicable) with respect to other forms of leverage will be based on shorter-term interest rates that would be periodically reset. The Fund intends to invest the proceeds from the issuance of preferred shares or the use of other forms of leverage principally in intermediate- and longer-term, typically fixed rate, bonds. So long as the Fund's portfolio provides a higher rate of return (net of Fund expenses) than dividend rates on preferred shares and interest rates (if applicable) on other forms of leverage, as reset periodically, the use of leverage will allow Common Shareholders to receive a higher current return than if the Fund were not leveraged. If, however, short-term interest rates rise relative to intermediate- and long-term interest rates or the rate of return on the Fund's portfolio, dividend rates on preferred shares and interest rates (if applicable) on other forms of leverage could exceed the rate of return on intermediate- and longer-term bonds and other investments held by the Fund, reducing the return to Common Shareholders. There can be no assurance that the use of leverage will result in a higher yield on the common shares. When leverage is employed, the net asset value and market price of the common shares and the yield to Common Shareholders will be more volatile. The use of leverage will cause the Fund's net asset value to fall more sharply in response to increases in interest rates than it would in the absence of the use of leverage. In addition, preferred shares, if issued, are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates two major types of risks for Common
                             Shareholders:

                             . the likelihood of greater volatility of net asset value and market price of the common shares because changes in the value of the Fund's assets, including investments bought with the proceeds from the use of leverage, are borne entirely by the Common Shareholders; and

                             . the possibility either that common share net investment income will fall if the interest and dividend rates on leverage rise or that common share net investment income will fluctuate because the interest and dividend rates on leverage vary.

                             In addition, under certain circumstances, Common Shareholders may not receive dividends but holders of preferred shares may because preferred shares have priority of payment over common shares. The issuance of preferred shares will also alter the voting power of Common Shareholders. If the Fund has preferred shares outstanding, two of the Fund's Trustees will be elected by the holders of preferred shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the unlikely event that the Fund fails to pay dividends on preferred shares for two years, holders of the preferred shares would be entitled to elect a majority of the Trustees of the Fund.

                             ISSUER RISK. The value of a corporate debt instrument may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                             COUNTRY RISK AND CURRENCY RISK. The Fund's investments in non-U.S. issuers and in instruments denominated in currencies other than the U.S. dollar involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. The value of instruments denominated in these currencies may fluctuate based on changes in the value of such currencies relative to the U.S. dollar, and a decline in applicable exchange rates could reduce the value of such securities held by the Fund. Settlement procedures outside the U.S. may also involve additional risks. The risks described in this paragraph will be greater to the extent that the Fund invests in securities of issuers based in or instruments denominated in the currencies of developing or "emerging market" countries.

                             PREPAYMENT RISK. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates decline. Accordingly, holders of securities that may be called or prepaid may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

                             MORTGAGE-RELATED SECURITIES RISK. The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage- related securities are subject to prepayment risk, as discussed above. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

                             REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund reinvests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

                             DERIVATIVES RISK. The Fund may invest in a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts and swaps. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as interest rate risk, credit risk, leverage risk and management risk. Derivative transactions also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that these transactions will be successful.

                             INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money.

                             ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust." These provisions in the Declaration could have the effect of depriving Common Shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

                             RECENT DEVELOPMENTS. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, many U.S. securities markets were closed for all or a portion of a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to securities or other financial instruments.

                           SUMMARY OF FUND EXPENSES

      The following table shows Fund expenses as a percentage of net assets attributable to common shares assuming the use of leverage through the issuance of preferred shares in an amount equal to 33 1/3% of the Fund's total managed assets. Footnote 2 to the table shows Fund expenses as a percentage of total managed assets (attributable to both common and preferred shares).

SHAREHOLDER TRANSACTION EXPENSES
   Sales Load (as a percentage of offering price). 4.50%
   Dividend Reinvestment Plan Fees................ None(1)


                          PERCENTAGE OF NET ASSETS
                              ATTRIBUTABLE TO
                              COMMON SHARES(2)
                          ------------------------
ANNUAL EXPENSES
   Management Fees.......           0.83%
   Other Expenses........           0.28%
                                    ----
   Total Annual Expenses.           1.11%
                                    ====

--------
(1)A Common Shareholder that directs the plan agent to sell common shares held in a dividend reinvestment account will pay brokerage charges.
(2)The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's total managed assets (rather than stated as percentages of the Fund's net assets attributable to common shares, as presented above), and again assumes the use of leverage through the issuance of preferred shares in an amount equal to 33 1/3% of the Fund's total managed assets, measured after the issuance of such preferred shares. In accordance with these assumptions, the Fund's expenses would be estimated as follows:


                             PERCENTAGE OF TOTAL
                               MANAGED ASSETS
                             -------------------
ANNUAL EXPENSES
    Management Fees.........        0.55%
    Other Expenses..........        0.19%
                                    ----
    Total Annual Expenses...        0.74%
                                    ====



      The purpose of the table above is to help investors understand all fees and expenses that a Common Shareholder would bear directly or indirectly. The Other Expenses shown in the table and related footnote are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 10,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."



      As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45) that a Common Shareholder would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 1.11% of net assets attributable to common shares, and (2) a 5% annual return*:



                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
Total Expenses Incurred  $56     $79    $103     $172

--------
* THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

                                   THE FUND

      The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on December 17, 2001 pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 117 East Colorado Boulevard, Pasadena, California 91105, and its telephone number is (626) 844-9400.

                                USE OF PROCEEDS

      The net proceeds of the offering of common shares will be approximately
$       (or $       if the Underwriters exercise the over-allotment option in
full) after payment of the estimated organizational and offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in bonds and other investments that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities.

               THE FUND'S OBJECTIVE, STRATEGIES AND INVESTMENTS

INVESTMENT OBJECTIVE

      The Fund's investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. No assurance can be given that the Fund will achieve its investment objective.

PORTFOLIO CONTENTS AND MANAGEMENT STRATEGIES

      GENERAL. Under normal market conditions, the Fund will invest substantially all (but in any event at least 80%) of its total managed assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Fund will invest primarily in bonds that, in the opinion of Western Asset, provide current income and may have the potential for capital appreciation. Investments held by the Fund may take various forms, including, but not limited to, notes, bills, debentures, convertible securities, warrants attached to debt securities, bank debt obligations and loan participations and assignments.

      The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may also invest in securities of other closed-end or open-end investment companies that invest primarily in bonds or other securities or instruments of the types in which the Fund may invest directly. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses in addition to the Fund's own expenses. See "Other Investment Companies" below. When consistent with the Fund's investment objective, Western Asset may, but is not required to, use a variety of derivative instruments to earn income, facilitate portfolio management and mitigate risks, including currency risk. See "Derivatives" below.

      The Fund currently anticipates leveraging its portfolio by issuing preferred shares and/or borrowing in an aggregate amount of approximately
33 1/3% of its total managed assets. The Fund may borrow through reverse repurchase agreements, credit default swaps, dollar rolls and other investment techniques. The Fund may (but is not required to) cover its commitments under these instruments by the segregation of liquid assets, equal in value to the amount of the Fund's commitments, or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, investment in the instruments will not be considered "leverage" by the Fund. While the Fund does not currently anticipate borrowing funds from banks or other financial institutions in order to leverage its portfolio, it may do so in the future.

      Upon Western Asset's recommendation, during temporary defensive periods (including the period during which the net proceeds of this offering or of the offering of the preferred shares are being invested) and in order to keep the Fund's cash fully invested, the Fund may invest up to 100% of its total managed assets in short-term investments, including, but not limited to, U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. Short-term investments will be counted as bonds for purposes of the 80% test described above. The Fund may not achieve its investment objective under these circumstances.

      The Fund may borrow money in an amount up to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities.

      The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" common shares and, if any preferred shares are issued, the preferred shares voting together as a single class. In addition, the holders of a "majority of the outstanding" preferred shares voting separately as a class would have to approve any change in the Fund's investment objective. Under the 1940 Act, a "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (1) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. See "Description of Shares -- Preferred Shares -- Voting Rights" and the Statement of Additional Information under "Description of Shares -- Preferred Shares" for additional information with respect to the voting rights of holders of preferred shares.

      CREDIT QUALITY. Under normal market conditions, the Fund expects to invest at least 65% of its total managed assets in bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's, S&P, Fitch or another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. If a bond is rated differently by two or more nationally recognized rating agencies, Western Asset may rely on the higher rating if it believes that rating to be more accurate. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for bonds that are graded Baa or BBB (or that have equivalent ratings) to make principal and interest payments than is the case for higher quality bonds. The Fund may invest up to 35% of its total managed assets in bonds that are not rated, at the time of investment, Baa/BBB or above by Moody's, S&P, Fitch or another nationally recognized rating agency or that are unrated but judged to be of comparable quality by Western Asset. As described under "Risks -- Lower Grade and Unrated Securities Risk," bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." The lowest rated bonds in which the Fund may invest are securities rated in the category "C" or determined by Western Asset to be of comparable quality. Initially, the Fund expects its portfolio to have an average credit quality of "BBB" or "Baa2," although this may change over time. The Fund may purchase unrated securities (which are not rated by a rating agency) if Western Asset determines that the securities are of comparable quality to rated securities that the Fund may purchase.

      The Fund's credit quality policies depend in part on credit ratings developed by rating agencies such as Moody's, S&P and Fitch. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The ratings of a debt security may change over time. Rating agencies monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held. See "Risks -- Lower Grade and Unrated Securities Risk."

      The credit quality policies described above apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or Western Asset downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Western Asset may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. For purposes of the credit quality policies described above, the Fund will consider a bond that has been assigned any rating by a rating agency within the category Baa/BBB to be rated Baa/BBB grade by such rating agency (e.g., a bond rated BBB- will be considered to be a bond graded
BBB). Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of debt securities.

      DURATION. As part of the management of the Fund, Western Asset will manage the effective duration of the Fund's portfolio. The Fund currently expects that the average effective duration of its portfolio will range between
3.5 and 7 years. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of four years, its price will fall about 4% when interest rates rise by 1%. Conversely, the bond's price will rise about 4% when interest rates fall by 1%. The target duration of the Fund's portfolio may change from time to time.

INVESTMENTS

      CORPORATE BONDS. The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates, and may also be affected by the credit rating of the corporation, the corporation's performance, perceptions of the corporation in the marketplace and general market liquidity. The value of the intermediate- and longer-term corporate bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by a bond.

      U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. U.S. government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk.

      MORTGAGE-RELATED SECURITIES. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

      The Fund may invest in commercial mortgage-related securities. Commercial mortgage-related securities represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. These securities may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

      Other mortgage-related securities in which the Fund may invest include residential mortgage-related securities, mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs"), interests in real estate mortgage investment conduits, adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The mortgage-related securities in which the Fund may invest include those with fixed interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

      The Fund may also invest in other types of asset-backed securities that are offered in the marketplace. Please see "Investment Objectives and Policies -- Mortgage-Related and Other Asset-Backed Securities" in the Statement of Additional Information for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

      LOWER GRADE SECURITIES. The Fund may invest up to 35% of its total managed assets in bonds that are not rated, at the time of investment, Baa/BBB or above by Moody's, S&P, Fitch or another nationally recognized rating agency or that are unrated but judged to be of comparable quality by Western Asset. The lowest rated bonds in which the Fund may invest are securities rated in the category "C" or determined by Western Asset to be of comparable quality. Securities rated "C" are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those characteristics are outweighed by large uncertainties or major risk exposure to adverse conditions. As described under "Risks -- Lower Grade and Unrated Securities Risk," bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds."

      REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS. A reverse repurchase agreement is a portfolio management technique in which the Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including an interest payment. While engaging in reverse repurchase agreements, the Fund may maintain cash or securities in a segregated account with a value at least equal to the Fund's obligation under the agreements, adjusted daily. To the extent assets are segregated, these instruments will not be considered "leverage" by the Fund. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition. Reverse repurchase agreements may be viewed as a borrowing by the Fund to the extent a segregated account is not established.

      The Fund may also enter into dollar roll transactions in which the Fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the income that is received from the initial sale.

      The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

      CREDIT DEFAULT SWAPS. The Fund may enter into credit default swap contracts for investment purposes and to leverage its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. These payments are based on the difference between an interest rate applicable to the relevant issuer less a benchmark interest rate for a given maturity. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      For hedging purposes, the Fund may also purchase credit default swaps, in which case it would make periodic payments to the counterparty in exchange for the right to receive the notional value of the underlying debt obligation in the event of a default.

      NON-U.S. SECURITIES AND CURRENCIES. The Fund may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the total managed assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions. See "Risks -- Currency Risk." The limitation regarding instruments denominated in non-U.S. currencies applies only at the time a security is purchased, and the Fund is not required to dispose of securities if, due to market movements, greater than 10% of the Fund's assets are invested in securities denominated in non-U.S. currencies. The Fund may also invest without limit in securities of non-U.S. issuers denominated in U.S. dollars.

      LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities in order to earn income. The Fund will receive collateral in cash or high quality securities at least equal to the current value of the loaned securities. The Fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the Fund's total assets.

      PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Holders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

      DERIVATIVES. The Fund may, but is not required to, use a variety of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and often may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, warrants and swaps. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks -- Derivatives Risk."

      WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may buy and sell bonds on a when-issued, delayed delivery or forward commitment basis, with settlement occurring at a later date, normally within 45 days of the trade date. These transactions involve risk because no interest accrues on the bonds prior to settlement and because the value of the bonds at time of delivery may be less (or more, in the case of a sale by the Fund) than cost (or the agreed upon price). When such transactions are outstanding, the Fund may segregate until the settlement date assets determined to be liquid by Western Asset in an amount sufficient to meet its obligations. To the extent assets are segregated, these transactions will not be considered "leverage" by the Fund.

      STRUCTURED NOTES AND RELATED INSTRUMENTS. The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations the principal and/or interest of which is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations and banks as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. Western Asset may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio.

      While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured investments may also involve significant credit risk and risk of default by the counterparty. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by Western Asset, principal and/or interest payments received on the structured instrument may be substantially less than expected. In addition, if Western Asset uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

      OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total managed assets in securities of other closed-end or open-end investment companies that invest primarily in bonds or other securities and instruments of the types in which the Fund may invest directly. This limitation applies only at the time a security is purchased, and the Fund is not required to dispose of securities if, due to market movements, greater than 10% of the Fund's assets are invested in securities of other investment companies. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or preferred shares, during periods when there is a shortage of attractive bonds available in the market, or when Western Asset believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Western Asset or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Western Asset will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the sections entitled "Risks -- Leverage Risk" and "Preferred Shares and Other Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Western Asset. For purposes of the Fund's investment policies, an investment in such investment companies will be
(1) treated as an investment in "bonds" and (2) assigned a credit rating deemed appropriate by Western Asset.

      NEW SECURITIES AND OTHER INVESTMENT TECHNIQUES. New types of securities and other investment and hedging practices are developed from time to time. Western Asset expects, consistent with the Fund's investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if Western Asset believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, Western Asset may use investment techniques and instruments that are not specifically described herein.

                      PREFERRED SHARES AND OTHER LEVERAGE

PREFERRED SHARES

      Although the Fund is permitted to incur leverage in an amount up to 38% of its total managed assets, the Fund anticipates that under current market conditions it will offer preferred shares, within one to three months of this offering, representing (together with other outstanding forms of leverage) approximately 33 1/3% of the Fund's total managed assets, measured immediately after the issuance of the preferred shares. There is no assurance that the Fund will issue preferred shares.

      If issued, the preferred shares would have complete priority upon distribution of assets over the common shares. The issuance of preferred shares will leverage the common shares. The use of leverage involves special risks, and there is no assurance that the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the preferred shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the net proceeds of the preferred shares in intermediate- to longer-term bonds and other instruments in accordance with the Fund's investment objective and policies. The preferred shares will pay dividends based on shorter-term rates (which would be redetermined periodically by an auction or similar process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares (after taking expenses into consideration), the issuance of preferred shares will allow Common Shareholders to receive a higher current rate of return than if the Fund were not so leveraged.

      Changes in the value of the Fund's portfolio (including investments bought with the proceeds of the preferred shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Western Asset will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including the proceeds from the issuance of preferred shares or other leverage. See "Risks -- Leverage Risk."

      Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund meets the applicable asset coverage requirements of the 1940 Act (the "1940 Act Asset Coverage Test"). This test requires that the value of the Fund's total assets, less all liabilities and indebtedness not representing senior securities (as defined in the 1940 Act), be at least 200% of the liquidation value of the outstanding preferred shares and the amount of certain outstanding indebtedness. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the 1940 Act Asset Coverage Test is satisfied. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to meet the 1940 Act Asset Coverage Test. If the Fund has preferred shares outstanding, two of the Fund's Trustees will be elected by the holders of preferred shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the unlikely event that the Fund fails to pay dividends on preferred shares for two years, holders of the preferred shares would be entitled to elect a majority of the Trustees of the Fund.

      The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act or the Fund's own policies. It is not currently anticipated that these covenants or guidelines will impede Western Asset from managing the Fund's portfolio in accordance with the Fund's investment objective.

EFFECTS OF LEVERAGE

      Assuming that the Fund issues preferred shares equal to 33 1/3% of the Fund's total managed assets and that the average annual preferred share dividend rate is 3.00%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.00% in order to cover the dividend payments on the preferred shares. Of course, these numbers are merely estimates used for illustration. Actual preferred share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.


      The following table is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returs experienced or expected to be experienced by the Fund. The table further reflects the issuance of preferred shares representing 33 1/3% of the Fund's total managed assets, a 7.00% yield on the Fund's investment portfolio, net of estimated expenses, and the Fund's currently projected annual preferred share dividend rate of 3.00%.





Assumed Portfolio Total Return (Net of Expenses) (10.00)% (5.00)%  0.00%  5.00% 10.00%
Common Share Total Return....................... (13.66)% (7.31)% (0.95)% 5.40% 11.75%


      Common share total return is composed of two elements -- the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on preferred shares) and gains or losses on the value of the securities the Fund owns. As required by

Securities and Exchange Commission rules, the preceding table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses in the value of those investments.

OTHER FORMS OF LEVERAGE

      In addition to the issuance of preferred shares, the Fund may use a variety of additional strategies to leverage its portfolio. The Fund may borrow through reverse repurchase agreements, credit default swaps, dollar rolls and other investment techniques. The Fund may (but is not required to) cover its commitments under these instruments by the segregation of liquid assets, equal in value to the amount of the Fund's commitments, or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, (1) they will not be considered "senior securities" under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (see below) and (2) investment in these instruments will not be considered "leverage" by the Fund. While the Fund does not currently anticipate borrowing funds from banks or other financial institutions in order to leverage its portfolio, it may do so in the future. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks, including those leverage risks described above with respect to preferred shares. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

      Under the 1940 Act, the Fund generally is not permitted to engage in most borrowings (including through the use of bank borrowings, reverse repurchase agreements, credit default swaps, dollar roll transactions and other derivatives to the extent that these instruments constitute borrowings) unless immediately after the borrowing the Fund has satisfied the asset coverage test with respect to indebtedness prescribed by the 1940 Act, i.e., the value of the Fund's total assets less liabilities (other than the borrowing and other senior securities) is at least 300% of the principal amount of such borrowing. In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, such asset coverage test is satisfied. If the Fund borrows, it intends, to the extent possible, to prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of preferred shares to elect a majority of the Trustees of the Fund.

                                     RISKS

      NO OPERATING HISTORY. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

      MARKET DISCOUNT RISK. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and the Fund's shares may trade at a price that is less than the initial offering price. Net asset value will be reduced immediately following the initial offering by a 4.5% sales load charge and organizational and offering expenses paid by the Fund. The risk of investing in a newly organized closed-end investment company may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering. The common shares are designed for long-term investors and should not be treated as trading vehicles.

      INTEREST RATE RISK. Interest rate risk is the risk that bonds (and the Fund's total managed assets) will change in value because of changes in interest rates. Generally, bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Fund will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's bond holdings. The value of the intermediate- and longer-term bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Fund will invest primarily in intermediate- to longer-term bonds, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage will increase common share interest rate risk. See " -- Leverage Risk."

      The Fund may utilize certain strategies, including swaps, futures contracts, options on futures and options based on indices for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful. See "How the Fund Manages Risk -- Hedging and Related Strategies."

      CREDIT RISK. Credit risk is the risk that the Fund could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, reverse repurchase agreement, a loan of portfolio securities or similar transaction, is unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. In addition, a bond held by the Fund could decline in price because the issuer of the bond experiences or is perceived to experience a decline in its financial status.

      Not all U.S. government securities are backed by the full faith and credit of the United States. Some securities, such as securities issued by Freddie Mac, are backed only by the credit of the issuing agency or instrumentality. Accordingly, credit risk exists with respect to these securities.

      LOWER GRADE AND UNRATED SECURITIES RISK. The Fund may invest up to 35% of its total managed assets in bonds that are not rated, at the time of investment, Baa/BBB or above by Moody's, S&P, Fitch or another nationally recognized rating agency or that are unrated but judged to be of comparable quality by Western Asset. Investing in lower grade securities involves special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, lower grade securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. Lower grade securities are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category may also be considered to possess some speculative characteristics.

      The market values of lower grade securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. Certain emerging market governments that issue lower grade securities are among the largest debtors to commercial banks, governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

      Unrated securities may be less liquid than comparable rated securities and involve the risk that Western Asset may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower grade securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in lower grade and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on Western Asset's credit analysis than if the Fund invested exclusively in higher-quality and rated securities.

      LEVERAGE RISK. The use of leverage -- through the issuance of preferred shares and borrowing of money and, under certain circumstances, reverse repurchase agreements, credit default swaps, dollar roll transactions and other investment techniques (see "Preferred Shares and Other Leverage -- Other Forms of Leverage") -- to purchase additional investments creates an opportunity for increased common share net investment income dividends, but also creates special risks for Common Shareholders. Leverage is a speculative technique that will expose the Fund to greater risk and increased costs. Increases and decreases in the value of the

Fund's portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund's net asset value. The Fund will also have to pay dividends with respect to preferred shares and/or interest (if applicable) with respect to other forms of leverage, which may reduce the Fund's return, and this dividend and interest expense may be greater than the Fund's return on the underlying investment. There is no assurance that the Fund's leveraging strategy will be successful.

      If leverage is employed, the net asset value and market value of the common shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on any preferred shares and interest rates on other forms of leverage. The Fund anticipates that any preferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods, by providing for the periodic redetermination of the dividend rate through an auction or similar process. See "Description of Shares -- Preferred Shares." Likewise, the Fund anticipates that interest rates on other forms of leverage, if incurred, will also be based on shorter-term rates. The rates of return on intermediate- to longer-term bonds, such as those in which the Fund expects primarily to invest, are typically, although not always, higher than shorter-term rates of return. If the interest and dividend rates on leverage approach the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the interest and dividend rates on leverage exceed the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the intermediate- and longer-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the interest rates on the leverage will be adjusted periodically, this could occur even when both longer-term and short-term rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the use of any leverage. Accordingly, there can be no assurance that the use of leverage would result in a higher yield or return to Common Shareholders.

      Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, any leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required 200% asset coverage on the preferred shares or the required 300% asset coverage on borrowings, or of losing its expected AAA/Aaa ratings on the preferred shares. In an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such events, the Fund might need to liquidate investments in order to pay a dividend on preferred shares or fund a redemption of some or all of the preferred shares. Liquidation at times of low bond prices may result in capital loss and may reduce returns to Common Shareholders.

      While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

      The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund's common shares and the returns to Common Shareholders.

      The Fund may also invest in derivative instruments, which may amplify the effects of leverage and may adversely affect the Fund's net asset value per share and income and distributions to Common Shareholders. See " -- Derivatives Risk" and the Statement of Additional Information under "Investment Objectives and Policies -- Derivative Instruments."

      Because the fees received by Western Asset are based on the total managed assets of the Fund (including assets represented by preferred shares and other leverage), Western Asset has a financial incentive for the Fund to issue preferred shares and incur other leverage, which may create a conflict of interest between Western Asset and Common Shareholders.

      ISSUER RISK. The value of a corporate debt instrument may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

      SMALLER COMPANY RISK. The general risks associated with corporate debt obligations are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, interest rate and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

      COUNTRY RISK. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of these securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a country other than the United States.

      In general, less information is publicly available about these companies than about U.S. companies. These companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

      Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the issuing government. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Fund to pursue its rights against such government in that country's courts. Some countries and governments have defaulted on principal and interest payments.

      In addition, the Fund's investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, these securities may be subject to withholding taxes, and special U.S. tax considerations may apply.

      In addition to brokerage commissions, custodial services and other costs relating to investment in non-U.S. countries are generally more expensive than in the United States. Such markets have at times been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of a security due to settlement problems could result in losses to the Fund due to subsequent declines in the value of the security.

      Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers outlined above, but to a heightened degree. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

      CURRENCY RISK. The Fund may invest in instruments denominated in currencies other than the U.S. dollar, the value of which may be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and may be affected by, among other factors, the general economic condition of a country, the actions of the U.S. and other governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from that of the country where the issuer is domiciled. A decline of applicable exchange rates could reduce the value of securities held by the Fund that are denominated in the affected currency.

      The Fund may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, or options, although it is not required to do so. However, these instruments may not always work as intended, and in certain cases the Fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available. See " -- Derivatives Risk."

      PREPAYMENT RISK. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates decline. Accordingly, holders of securities that may be called or prepaid may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

      MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-related securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on the Fund's return is similar to that discussed above for prepayment risk.

      When market interest rates increase, the market values of mortgage-related securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-related securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund's portfolio.

      Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-related securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

      Mortgage-related securities are sold in different classes that have different levels of risk. The Fund may invest in junior classes of mortgage-related securities that may have a rating below investment grade and therefore are riskier investments than higher rated securities. See " -- Lower Grade and Unrated Securities Risk." The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

      REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund reinvests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns.

      DERIVATIVES RISK. The Fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although Western Asset has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

      Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives transactions requires sophisticated management, and the Fund will depend on Western Asset's ability to analyze and manage derivatives transactions. Derivative transactions also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. See " -- Leverage Risk." The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. As a result, the Fund's use of derivatives (whether used for hedging purposes or otherwise) may result in a lower return than if it had not used derivatives.

      Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter instruments will not be liquid. Derivative instruments may be subject to wide fluctuations in market value, and the Fund may be subject to significant delays in disposing of them. Accordingly, the Fund may be forced to close derivative positions at less than fair market value or may not be able to close them when Western Asset believes it is desirable to do so.

      Swaps will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in a currency other than the U.S. dollar, the swaps would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to non-U.S. dollar currency rates and non-U.S. interest rates.

      The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

      INFLATION RISK. Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during periods of rising inflation, preferred share dividend rates and interest rates on other forms of leverage would likely increase, which would tend to reduce returns to Common Shareholders further.

      TURNOVER RISK. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions the Fund's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains. The Fund currently anticipates that its turnover rate will be approximately 150% per annum. This turnover rate will likely change over the life of the Fund.

      MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

      RECENT DEVELOPMENTS. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, many U.S. securities markets were closed for all or a portion of a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to securities or other financial instruments.

      CERTAIN AFFILIATIONS. Certain broker-dealers may be considered to be affiliated persons of the Fund and/or Western Asset due to their possible affiliations with Legg Mason, Inc., the parent of Western Asset. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

      The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding common shares and, if issued, preferred shares voting together as a single class, and the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding preferred shares voting as a separate class.

      The Fund may not concentrate investments in a particular industry, as that term is used in the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission or interpretations of its staff, as such statute, rules, regulations, orders or interpretations may be amended from time to time ("concentration" is currently interpreted under the 1940 Act to mean investment of 25% or more of the Fund's total assets in a single industry).

      As a diversified investment company under the 1940 Act, the Fund currently may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      The Fund's industry concentration policy described above does not preclude it from focusing investments in issuers in a group of related industries (such as different types of technology issuers). Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities will not be considered to represent an industry.

      The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above or in the Statement of Additional Information in order to obtain and maintain ratings from Moody's or S&P on the preferred shares that it intends to issue, including restrictions on its ability to incur leverage through the use of reverse repurchase agreements, credit default swaps, dollar rolls or related investments and the Fund's ability to use derivatives. It is not currently anticipated that these guidelines will impede Western Asset from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. See "Investment Objectives and Policies" and "Investment Restrictions" in the Statement of Additional Information.

QUALITY OF INVESTMENTS

      The Fund expects to invest at least 65% of its total managed assets in bonds that at the time of investment are investment grade quality. Investment grade quality means that such bonds are rated by national rating agencies within a rating agency's four highest grades (Baa or BBB or higher by Moody's, S&P, Fitch or another nationally recognized rating agency) or are unrated but judged to be of comparable quality by Western Asset.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

      The Fund may take certain actions if market conditions change (or the Fund anticipates such a change) and the Fund's leverage begins (or is expected) to affect Common Shareholders adversely. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in shorter-term, high quality securities) or may reduce its indebtedness or extend the maturity of outstanding preferred shares. The Fund may also attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or reducing any holdings in reverse repurchase agreements, credit default swaps, dollar rolls or other instruments that create leverage. As explained above under "Risks -- Leverage Risk," the success of any such attempt to limit leverage risk depends on Western Asset's ability to predict interest rate or other market changes accurately. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described in this paragraph.

      If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued preferred shares or preferred shares that the Fund previously issued but later repurchased or may utilize reverse repurchase agreements, credit default swaps, dollar roll transactions or other forms of leverage, including bank borrowings.

HEDGING AND RELATED STRATEGIES

      The Fund may use various investment strategies designed to limit risk and to preserve capital. These hedging strategies may include, among others, the use of swaps, futures contracts, options on futures or options based on currencies, an index of longer-term securities or other instruments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset some or all of the loss incurred on the Fund's investments due to adverse changes in interest rates or currency exchange rates. There is no assurance that these hedging strategies will be available at any time, that Western Asset will use them for the Fund if available or that they will be successful if used.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


      The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Western Asset. There are currently seven Trustees of the Fund, two of whom are "interested persons" (as defined in the 1940 Act) and five of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISOR AND SUBADVISOR

      Western Asset Management Company serves as the investment advisor of the Fund. Subject to the supervision of the Board of Trustees, Western Asset Management Company is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. Western Asset Management Company, established in 1971 and since 1986 a wholly owned subsidiary of Legg Mason, Inc., acts as investment advisor to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset Management Company is located at 117 East Colorado Boulevard, Pasadena, California 91105. Total assets under management by Western Asset Management Company were approximately $85 billion as of December 31, 2001.

      Western Asset Management Company has retained an affiliate, WAML, to serve as subadvisor to the Fund. WAML, under the supervision of Western Asset Management Company, furnishes a continuing investment program for the non-U.S. dollar denominated assets in the Fund and makes investment decisions relating to such assets. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment advisor to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 155 Bishopsgate, London, England. Total assets under management by WAML were approximately $9 billion as of December 31, 2001.

PORTFOLIO MANAGERS

      Western Asset does not employ individual portfolio managers to determine the investments of the Fund. Instead, the Fund's investments will be the responsibility of Western Asset's Investment Strategy Group, which is chaired by Western Asset's Chief Investment Officer and which also includes Western Asset's Deputy Chief Investment Officer, Senior Economist and the head of each sector group.

INVESTMENT MANAGEMENT AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENT

      Pursuant to an investment management agreement between Western Asset Management Company and the Fund, the Fund has agreed to pay Western Asset Management Company an annual management fee payable on a monthly basis at the annual rate of 0.55% of the average weekly value of the Fund's total managed assets for the services and facilities it provides. Because the fees received by Western Asset Management Company are based on the total managed assets of the Fund (including assets represented by preferred shares and other leverage), Western Asset Management Company has a financial incentive for the Fund to issue preferred shares and incur other leverage, which may create a conflict of interest between Western Asset Management Company and the Common Shareholders. The investment management agreement automatically terminates on assignment. The investment management agreement may also be terminated on not more than 60 days' written notice by Western Asset Management Company to the Fund or by the Fund to Western Asset Management Company.

      Pursuant to a portfolio management agreement between Western Asset Management Company and WAML, Western Asset Management Company will pay a portion of the fees it receives from the Fund to WAML in return for WAML's services at the annual rate of 0.425% of the average weekly value of the Fund's total managed assets that WAML manages. The portfolio management agreement automatically terminates on assignment. The portfolio management agreement may also be terminated on not more than 60 days' written notice by Western Asset Management Company to WAML or by WAML to Western Asset Management Company, or by the Fund at any time by written notice to each advisor.

      In addition to the fees of Western Asset Management Company, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with Western Asset), custodial expenses, transfer agency and dividend disbursing expenses, listing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

ADMINISTRATOR


      Under the terms of an administration agreement among Princeton Administrators, L.P. (the "Administrator"), the Fund and Western Asset Management Company (the "Administration Agreement"), the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund, including maintaining certain of the books and records of the Fund, preparing certain reports and other documents required by U.S. federal securities laws and regulations, responding to inquiries from Fund shareholders, overseeing the calculation of and distributing for publication the net asset value of the Fund's shares and providing the Fund with certain administrative office facilities. For the services rendered and the facilities furnished, Western Asset Management Company (and not the Fund) will pay the Administrator a monthly fee at the annual rate of 0.125% of the Fund's average weekly total managed assets, subject to a monthly minimum fee of $12,500. The Fund is a party to the Administration Agreement solely for purposes of the limitation of liability of and indemnification of the Administrator. The Administration Agreement will continue in effect until terminated by any party upon 60 days' prior written notice.


                                NET ASSET VALUE

      Net asset value per share will be determined for the Fund as of the close of regular trading on the New York Stock Exchange no less frequently than Thursday of each week and on the last business day of each month. In the event that the New York Stock Exchange is not open on any Thursday or it is not practicable to calculate the Fund's net asset value on any business day for which a calculation is required, the Fund's net asset value will be determined on a day determined by Western Asset. The New York Stock Exchange is normally closed on all national holidays and Good Friday. To calculate the Fund's common share net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of common shares outstanding.


      Portfolio securities and other assets for which market quotations are readily available are valued at current market value. Current market value means the last sale price of the day, or, in the absence of any such sales, the value determined by reference to pricing services, broker-dealer quotations or other approved methods. Securities with remaining maturities of 60 days or less are generally valued at amortized cost. Unless certain unusual circumstances occur (including those described in the following paragraph), fixed income securities for which daily market quotations are not readily available will, to the extent appropriate under the circumstances, be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.


      Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. The values of securities quoted in currencies other than the U.S. dollar are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Because of time zone differences, non-U.S. exchanges and securities markets and non-U.S. currency markets will usually be closed prior to the time of the closing of the New York Stock Exchange. The principal markets for fixed income securities also generally close prior to the close of the New York Stock Exchange. Consequently, values of non-U.S. investments and fixed income securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such non-U.S. investments and fixed income securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the New York Stock Exchange that will not be reflected in the computation of the net asset value. If an event that is likely to materially affect the value of such securities occurs during such period, then such securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. This will also be true for currency rates to the extent the Fund uses currency rates that are established prior to the close of the New York Stock Exchange. In addition, if the Fund holds securities that are primarily listed on non-U.S.

exchanges that trade on days when the New York Stock Exchange is not open, or are denominated in currencies that are traded on such days, the net asset value of the Fund's common shares may be subject to change on days when Common Shareholders will not be able to purchase or sell the Fund's shares.

                                 DISTRIBUTIONS

      The Fund intends to distribute to Common Shareholders monthly dividends of all or a portion of its net income after payment of dividends to holders of preferred shares and interest in connection with other forms of leverage (if applicable). It is expected that the initial monthly dividend on the Fund's common shares will be declared within approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Fund expects that all or a portion of any capital gain will be distributed at least annually.

      Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value and, correspondingly, distributions from undistributed income will be deducted from the Fund's net asset value. Common Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's Dividend Reinvestment Plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                          DIVIDEND REINVESTMENT PLAN

      Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional common shares by EquiServe Trust Company, N.A., as agent for the Common Shareholders (the "Plan Agent"), unless the Common Shareholder elects to receive cash. A Common Shareholder may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Agent at the address set forth in this section below. An election to receive cash may be revoked or reinstated at the option of the Common Shareholder.

      In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor's behalf), will be paid in cash by check mailed to the record holder by EquiServe Trust Company, N.A., as the Fund's dividend disbursement agent.

      Unless a Common Shareholder (or a Common Shareholder's broker or nominee) elects not to participate in the Plan, the number of common shares that the Common Shareholder will receive will be determined as follows:

       (1)If common shares are trading at or above net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market) on the payment date, the Fund will issue new shares at the greater of (i) the net asset value per common share on the payment date or (ii) 95% of the market price per common share on the payment date; or

       (2)If common shares are trading below net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market) on the payment date, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

      A Common Shareholder may withdraw from the Plan at any time by giving notice to the Plan Agent. If a Common Shareholder withdraws or the Plan is terminated, the Common Shareholder will receive a certificate for each whole share in its account under the Plan and will receive a cash payment for any fraction of a share in that account. At the Common Shareholder's option, the Plan Agent will sell the shares and send the Common Shareholder the proceeds, minus brokerage commissions.

      The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information Common Shareholders may need for tax records. Common shares in an account will be held by the Plan Agent in non-certificated form. Any proxy a Common Shareholder receives will include all common shares the Common Shareholder has received under the Plan.

      There is no brokerage charge for reinvestment of dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

      Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.


      The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from EquiServe Trust Company, N.A., P.O. Box 43011, Providence, Rhode Island 02940-3011, telephone number 1-866-290-4386.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The Declaration authorizes the issuance of an unlimited number of common shares. The common shares will be issued without par value. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever preferred shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless (1) all accrued dividends on preferred shares and interest with respect to certain forms of the Fund's indebtedness have been paid, (2) asset coverage (as defined in the 1940 Act) tests with respect to the preferred shares and certain forms of indebtedness of the Fund are satisfied after giving effect to the distributions and (3) other requirements imposed by any rating agencies rating any preferred shares issued by the Fund have been met. See "Preferred Shares" below.


      The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


      Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest primarily in investment grade bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. In general, shares of closed-end investment companies trade at prices lower than net asset value more frequently than such shares trade at prices higher than net asset value. The Fund's Declaration limits the ability of the Fund to convert to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

      Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses and other factors), call protection, dividend stability, portfolio credit quality, interest rate movements, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, there can be no assurance that the common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and an investor should not purchase common shares of the Fund if he or she intends to sell them shortly after purchase. See "Preferred Shares and Other Leverage" and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

PREFERRED SHARES

      The Declaration authorizes the issuance of an unlimited number of preferred shares. The preferred shares will be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of Common Shareholders.

      The Fund's Board of Trustees has indicated its intention to authorize an offering of preferred shares (representing, together with all other outstanding forms of leverage, approximately 33 1/3% of the Fund's total managed assets) approximately one to three months after completion of the offering of common shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to Common Shareholders described in this prospectus. Although the terms of the preferred shares will be determined by the Board of Trustees (subject to applicable law and the Declaration) if and when it authorizes a preferred shares offering, it is expected that the preferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods, with the periodic redetermination of the dividend rate happening through an auction or a similar process. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the preferred shares will likely be as stated below.

      LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue preferred shares so long as the Fund meets the 1940 Act Asset Coverage Test. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless the 1940 Act Asset Coverage Test is satisfied immediately after the declaration. If the Fund sells all the common shares discussed in this prospectus and preferred shares are issued, the liquidation value of the preferred shares, together with the amount of other forms of outstanding leverage, is expected to be approximately 33 1/3% of the value of the Fund's total managed assets. The Fund intends to purchase or redeem preferred shares, if necessary, to ensure compliance with the 1940 Act Asset Coverage Test.

      DISTRIBUTION PREFERENCE. The preferred shares have complete priority over the common shares as to distribution of assets. Therefore, under certain circumstances, preferred shareholders may receive dividends when Common Shareholders do not.

      LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

      VOTING RIGHTS. Preferred shares are required to be voting shares. Except as otherwise provided in the Declaration or the Fund's By-Laws or otherwise required by applicable law, holders of preferred shares will vote together with Common Shareholders as a single class.

      Holders of preferred shares, voting as a separate class, will also be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of preferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, the holders of all outstanding preferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

      The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of the outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of securityholders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

      REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES. The terms of the preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase preferred shares and resell any shares so tendered. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to common shares, while any resale of preferred shares by the Fund will increase such leverage. See "Preferred Shares and Other Leverage."

      The discussion above describes the Board of Trustees' present intention with respect to a possible offering of preferred shares. If the Board of Trustees determines to authorize such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above.

        ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

      The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire, and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or holders of preferred shares, the Declaration provides that a Trustee may be removed only for cause and only (1) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for the purpose, or (2) by at least seventy-five percent (75%) of the remaining Trustees.

      As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (1) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's common shares, if less than thirty-six months) or (2) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.
      The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including common and preferred shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. The Declaration also requires the approval of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees for certain extraordinary distributions from the Fund to shareholders. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

      The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's By-Laws.

      The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

      The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's By-Laws, both of which are on file with the Securities and Exchange Commission.

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Shares of a closed-end investment company frequently trade at prices lower than net asset value. The Fund's Board of Trustees will regularly monitor the relationship between the market price and net asset value of the common shares.

      If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would likely no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. The Fund expects that it would pay all such redemption requests in cash, but reserves the right to pay redemption requests in securities or through a combination of cash and securities. If such full or partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. The Fund reserves the right to impose a sales load on its shares if it converts into an open-end investment company. If the Fund converted into an open-end company, the differences in risks and operational requirements between closed-end and open-end investment companies could affect the Fund's ability to achieve its investment objective. Conversion to an open-end investment company would also require a shareholder vote under certain circumstances. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

      Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a substantial discount for an extended period of time, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

      The following federal income tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

      The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.


      To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its preferred shares, must qualify for the dividends-paid deduction. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class during the year in which the income is realized. In certain circumstances, the Service could take the position that dividends paid on the preferred shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction.

      If at any time when preferred shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem preferred shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes.

      The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

      The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

      For federal income tax purposes, distributions of investment income are taxable as ordinary income, assuming the Fund has sufficient current or accumulated earnings and profits. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Any gain resulting from the sale or exchange of Fund shares will generally also be subject to tax.

      The Fund's investments in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in non-U.S. securities or currencies other than the U.S. dollar may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

      Pursuant to recently enacted tax legislation, the backup withholding tax rate will be 30% for amounts paid during 2002 and 2003 if the Fund is required to apply backup withholding to taxable distributions payable to a shareholder. Please see the Statement of Additional Information for additional information about the new backup withholding tax rates.

      This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. Common Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

                                 UNDERWRITING

      Subject to the terms and conditions of a purchase agreement dated       ,
2002, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                               NUMBER OF
         UNDERWRITER                         COMMON SHARES
         -----------                         -------------
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated.....................
Legg Mason Wood Walker, Incorporated........
A.G. Edwards & Sons, Inc....................
Prudential Securities Incorporated..........
RBC Dain Rauscher Inc.......................
Advest, Inc.................................
Robert W. Baird & Co. Incorporated..........
Crowell, Weedon & Co........................
McDonald Investments Inc., a KeyCorp Company
Wedbush Morgan Securities................... ----------
         Total.............................. =---------

      The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund, Western Asset Management Company and WAML have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

      The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the
public offering price less a concession not in excess of $       per share. The
sales load the Fund will pay of $.675 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a
discount not in excess of $       per share on sales to other dealers. After
the initial public offering, the public offering price, concession and discount may be changed.

      The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                       PER SHARE WITHOUT OPTION WITH OPTION
                                       --------- -------------- -----------
Public offering price.................   $15.00        $             $
Sales load............................    $.675        $             $
Proceeds, before expenses, to the Fund  $14.325        $             $

      The expenses of the offering are estimated at        and are payable by
the Fund. The Fund has agreed to pay the underwriters $0.005 per common share as a partial reimbursement of expenses incurred in connection with the offering. Western Asset Management Company has agreed to pay organizational expenses and offering costs of the Fund (other than sales load) that exceed $0.03 per common share.

      The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

      Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representatives may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

      If the underwriters create a short position in the common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of the common shares to stabilize the price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

      Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

      The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

      The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

                         CUSTODIAN AND TRANSFER AGENT


      The custodian of the assets of the Fund is State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial and certain fund accounting services.


      EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund's transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund's Dividend Reinvestment Plan.

                                 LEGAL MATTERS

      Certain legal matters in connection with the common shares will be passed upon for the Fund by Ropes & Gray, New York, New York, and for the Underwriters by Clifford Chance Rogers & Wells LLP, New York, New York. Clifford Chance Rogers & Wells LLP may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
                                                               ----
Use of Proceeds...............................................   1
Investment Objectives and Policies............................   1
Investment Restrictions.......................................  46
Management of the Fund........................................  49
Investment Advisor and Subadvisor.............................  55
Portfolio Transactions........................................  57
Distributions.................................................  59
Description of Shares.........................................  60
Anti-Takeover and Other Provisions in the Declaration of Trust  63
Repurchase of Common Shares; Conversion to Open-End Fund......  65
Tax Matters...................................................  67
Performance-Related, Comparative and Other Information........  73
Custodian, Transfer Agent and Dividend Disbursement Agent.....  75
Independent Accountants.......................................  75
Counsel.......................................................  75
Registration Statement........................................  76
Report of Independent Accountants.............................  77
Financial Statements..........................................  78
Appendix A -- Description of Securities Ratings............... A-1

           THE FOLLOWING INFORMATION IS NOT PART OF THIS PROSPECTUS:

                                PRIVACY POLICY

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

From time to time, we may collect a variety of personal information about you, including:

       . Information we receive from you on applications and forms, via the telephone, and through our websites;

       . Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

       .  Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

================================================================================


                                        SHARES
                        WESTERN ASSET PREMIER BOND FUND
                     COMMON SHARES OF BENEFICIAL INTEREST

                               -----------------
                                  PROSPECTUS
                               -----------------

                              MERRILL LYNCH & CO.

                            LEGG MASON WOOD WALKER
                                 INCORPORATED

                           A.G. EDWARDS & SONS, INC.

                             PRUDENTIAL SECURITIES

                              RBC CAPITAL MARKETS

                                 ADVEST, INC.

                             ROBERT W. BAIRD & CO.

                             CROWELL, WEEDON & CO.

                           MCDONALD INVESTMENTS INC.

                           WEDBUSH MORGAN SECURITIES



                                MARCH 25, 2002


================================================================================

         The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                   SUBJECT TO COMPLETION--DATED MARCH 25, 2002


                         WESTERN ASSET PREMIER BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 25, 2002

         Western Asset Premier Bond Fund (the "Fund") is a newly organized, diversified closed-end management investment company.


         This Statement of Additional Information relating to common shares of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating thereto dated March 25, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-866-290-4386. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (the "SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

USE OF PROCEEDS.............................................................   1
INVESTMENT OBJECTIVES AND POLICIES..........................................   1
INVESTMENT RESTRICTIONS.....................................................  46
MANAGEMENT OF THE FUND......................................................  49
INVESTMENT ADVISOR AND SUBADVISOR...........................................  55
PORTFOLIO TRANSACTIONS......................................................  57
DISTRIBUTIONS...............................................................  59
DESCRIPTION OF SHARES.......................................................  60
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST..............  63
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND....................  65
TAX MATTERS.................................................................  67
PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION......................  73
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT...................  75
INDEPENDENT ACCOUNTANTS.....................................................  75
COUNSEL.....................................................................  75
REGISTRATION STATEMENT......................................................  76
REPORT OF INDEPENDENT ACCOUNTANTS...........................................  77
FINANCIAL STATEMENTS........................................................  78
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS.............................. A-1


        This Statement of Additional Information is dated March 25, 2002.

                                 USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be
approximately $       (or $       if the Underwriters exercise the
over-allotment option in full) after payment of organization and offering costs.

         Pending investment in bonds and other securities that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term securities.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Corporate Bonds

         The Fund may invest in a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund's investment objectives and policies as described in the Prospectus. The Fund has the flexibility to invest in corporate bonds that are below investment grade quality. See "-High Yield Securities ("Junk Bonds")" below.

         The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, lower grade and unrated securities risk, issuer risk, smaller company risk, foreign risk, currency risk, inflation risk and management risk.

Commercial Paper

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objectives and policies, including unrated commercial paper for which Western Asset Management Company ("Western Asset") or Western Asset Management Company Limited ("WAML," and together with Western Asset, the "Advisors"), the Fund's investment advisor and subadvisor, respectively, has made a credit quality assessment. See Appendix A to this Statement of Additional Information for a description of the ratings assigned by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P"), and Fitch

IBCA, Inc. ("Fitch") to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Preferred Stock

         Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stockholders are generally paid dividends and liquidation proceeds only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

         Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks. The Fund may also invest in fixed rate preferred stocks other than perpetual preferred stocks and sinking fund preferred stocks.

         Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide usually for mandatory redemption prior to expiration of the credit arrangement. In addition, no redemption can usually occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Convertible Securities and Synthetic Convertible Securities

         The Fund may invest in convertible securities, which are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. The Advisors will generally evaluate these instruments based on their debt characteristics.

         A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.

         Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities will typically cause fluctuations in the value of such securities based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See "-High Yield Securities ("Junk Bonds")" below.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives.

         The Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.


         The Fund will treat investments in convertible debt securities as bonds for purposes of its investment policies.

Bank Obligations

         Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

         Subject to the Fund's limitation on concentration in the securities of issuers in a particular industry, the Fund may invest without limit in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "-Foreign (Non-U.S.) Securities" below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations and Assignments

         The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participation typically represents direct participation in a loan to a corporate borrower, and generally is offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

         The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what an Advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in a significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets.

         Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on an Advisor's research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

         Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (PIKs) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates and perceived credit quality of the issuer to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

High Yield Securities ("Junk Bonds")

         As described under "The Fund's Objective, Strategies and Investments" in the Prospectus, the Fund has the flexibility to invest up to 35% of its total assets in debt securities not rated Baa by Moody's or BBB by S&P or Fitch or higher, or in securities that are unrated but judged to be of comparable quality by an Advisor. These securities are sometimes referred to as "high yield" securities or "junk bonds."

         Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. The Advisors seek to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on an Advisor's research and analysis when investing in high yield securities.

         A general description of Moody's, S&P's, and Fitch's ratings of securities is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisors do not rely solely on credit ratings when selecting securities for the Fund and develop their own independent analysis of issuer credit quality. Because of this, the Fund's performance may depend more on an Advisor's own credit analysis than in the case of a fund investing in higher-rated securities.

         The Fund is not required to dispose of a security in the event that a rating agency or an Advisor downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, an Advisor may consider such factors as the Advisor's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Foreign (Non-U.S.) Securities

         The Fund may invest some or all of its total assets in U.S. dollar-denominated debt obligations of foreign issuers, including foreign corporate issuers, foreign banks (see "-Bank Obligations" above), foreign governments and their respective sub-divisions, agencies and instrumentalities, government-sponsored enterprises, international agencies and supra-national government entities. The Fund may also invest up to 10% of its total managed assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries).

         The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

         The Fund may also invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs, are issued and traded in Europe and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

         The Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

         Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

         The Fund's investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

         Emerging Market Securities. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

         Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Foreign Currency Transactions

         The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "-Derivative Instruments" below), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts ("forwards") with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and an Advisor may decide not to use hedging transactions that are available.

         A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund's custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

         Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances, among others:

         Lock In. When an Advisor desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

         Direct Hedge. If an Advisor wants to eliminate substantially all of the risk of owning a particular currency, and/or if an Advisor believes that the Fund can benefit from price appreciation in a given country's debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

         Proxy Hedge. An Advisor might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

         It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund's dividend distribution and are not reflected in its yield.

         Tax Consequences of Hedging. Under applicable tax law, the Fund's hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

         Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants(SM) ("CEWs(SM)"), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time values" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

         Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

         Performance Indexed Paper. Performance indexed paper ("PIPs(SM)") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Mortgage-Related and Other Asset-Backed Securities

         The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of an Advisor to forecast interest rates and other economic factors correctly. See "-Mortgage Pass-Through

Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "-Collateralized Mortgage Obligations ("CMOs")" below.

         The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (the "GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

         Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions (see "Investment Restrictions") by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

         Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. The issuer of a CMO may elect to be treated as a real estate mortgage investment conduit (a "REMIC"), a pass-through vehicle created to issue multi-class mortgage-backed securities. The characteristics of and risks relating to REMICs are substantially similar to those of CMOs.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "-Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Advisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Fund may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. Consistent with the Fund's investment objectives and policies, the Advisors also may invest in other types of asset-backed securities.

         Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Variable and Floating Rate Securities

         Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

         The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

         A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values. With respect to purchasable variable and floating rate instruments, an Advisor will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Inflation-Indexed Bonds

         The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Bonds

         The Fund may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

         Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

Real Estate Investment Trusts

         Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

         While the Fund will not generally invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.


         In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts, or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. The Fund may invest in certain "special purpose" REITs that invest their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject, in addition to the foregoing risks, to the risks associated with adverse developments in any such sectors.

         The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions which constitute a return of capital to shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction.

Delayed Funding Loans and Revolving Credit Facilities

         The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.

         The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "-Loan Participations and Assignments." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations and Assignments." Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund's investment restriction relating to the lending of funds or assets by the Fund.

Derivative Instruments

         In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio, for hedging purposes, for duration management or as part of its overall investment strategy. For example, the Fund may use derivatives in an attempt to protect against possible changes in the market value of the Fund's portfolio resulting from trends in the bond markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return. The Fund may also use other types of instruments that are currently available or that may be introduced in the future, including other types of options, futures contracts or futures options, provided that their use is consistent with the Fund's investment objectives.

         The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of an Advisor to forecast interest rates and other economic factors correctly. If an Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

         The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If an Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.

While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and due to the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

         Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

         An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Fund will generally write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated on the Fund's records) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

         If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the

Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Transaction costs must also be included in these calculations. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         For more information regarding options on swap agreements, see "-Swap Agreements" below.

         Over-the-Counter ("OTC") Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all. In addition, OTC options are considered illiquid by the SEC.

         Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         Risks Associated with Options on Securities, Swap Agreements and Indexes. There are several risks associated with transactions in options on securities, swap agreements and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

         Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on corporate debt obligations (to the extent they are available) and U.S. Government securities, as well as purchase put and call options on such futures contracts.

         A futures contract on an index or interest rate is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index or interest rate at the close of the last trading day of the contract and the price at which the index or interest rate contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call futures option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's debt obligations or the price of the debt obligations that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or other exchange, board of trade or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Limitations on Use of Futures and Futures Options. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. To the extent that the Fund enters into futures contracts and related options on a CFTC-regulated exchange that are not for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and related options.

         When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

         To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

         The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

         Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Additional Risks of Non-U.S. or Currency Related Derivatives. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

         Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See "-Certain Interest Rate Swap Transactions" below. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

         Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of liquid assets. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities or borrowings.

         Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objectives will depend on an Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. Swap agreements of the type the Fund will enter into are generally exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

         Certain Interest Rate Swap Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on any preferred shares of beneficial interest that the Fund may issue ("Preferred Shares") or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Common Shares as a result of the Fund's investments and capital structure, and may also use these instruments for other hedging or investment purposes.

Credit Default Swaps

         The Fund may enter into credit default swap contracts for investment purposes and to add leverage to the portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.

         The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Structured Notes and Other Hybrid Instruments

         The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes, such as to reduce the interest rate sensitivity of the Fund's portfolio (and thereby decrease the Fund's exposure to interest rate risk). Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline). Because structured notes of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying investments.

         The Fund may invest in other types of "hybrid" instruments which combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

         Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products.

U.S. Government Securities

         U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities." Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S.

Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Municipal Bonds

         The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), is exempt from federal income taxes ("municipal bonds"), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

         Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

         Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

When-Issued, Delayed Delivery and Forward Commitment Transactions

         The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date liquid assets, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

         When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

         When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Repurchase Agreements

         For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Advisors will monitor the creditworthiness of the counterparties.

Borrowing

         The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

         Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing and other senior securities) is at least 300% of the principal amount of such borrowing. In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, such asset coverage test is satisfied. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of Preferred Shares ("Preferred Shareholders") to elect a majority of the Trustees of the Fund.

         As described elsewhere in this section, the Fund also may enter into certain transactions, including reverse repurchase agreements, credit default swap contracts and other derivative instruments that can constitute a form of borrowing or financing transaction by the Fund. The Fund may enter into these transactions in order to add leverage to the portfolio. See "Preferred Shares and Other Leverage" in the Prospectus. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of liquid assets, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In that case, the instruments will not be considered "senior securities" under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may (but is not required to) segregate liquid assets, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets less liabilities (other than the borrowings and other senior securities). Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

         The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

Dollar Rolls

         A "dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Fund sells a security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) if applicable, be collateralized by the same types of underlying mortgages and be issued by the same agency and be part of the same program; (2) have a similar original stated maturity; (3) have identical net coupon rates; (4) have similar market yields (and therefore price); and (5) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

         As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's restrictions on borrowings.

         Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon an Advisor's ability to predict interest rates and prepayments correctly. There is no assurance that dollar rolls can be successfully employed.

Short Sales

         The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

         When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

         The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper).

         Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs. In addition, restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Portfolio Trading and Turnover Rate

         Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an Advisor believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

         A change in the securities held by the Fund is known as "portfolio turnover." The Advisors manage the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

         The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Warrants to Purchase Securities

         The Fund may invest in warrants to purchase debt or equity securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Securities Loans

         Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets (including such loans). The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by an Advisor to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with all regulatory requirements, including the requirements of the 1940 Act and the New York Stock Exchange. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Trustees.

Participation on Creditors Committees

         The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when an Advisor believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Collateralized Bond Obligations

         The Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Mezzanine Investments

         The Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Project Loans

         The Fund may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.

Short-Term Investments / Temporary Defensive Strategies

         Upon an Advisor's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its total managed assets in high-quality, short-term debt instruments. Such investments may prevent the Fund from achieving its investment objectives.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

         The Fund may (except as noted below):

         (1) Borrow money, make loans or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC or interpretations of its staff, as such statute, rules, regulations, orders or interpretations may be amended from time to time.

         (2) Not concentrate investments in a particular industry as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC or interpretations of its staff, as such statute, rules, regulations, orders or interpretations may be amended from time to time. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry.

         (3) Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC or interpretations of its staff, as such statute, rules, regulations, orders or interpretations may be amended from time to time.

         (4) Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC or interpretations of its staff, as such statute, rules, regulations, orders or interpretations may be amended from time to time.

         With respect to fundamental investment limitations of the Fund numbered
(1) through (4), the fundamental investment limitations set forth above restrict the Fund's ability to engage in certain practices and purchase securities and other instruments to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below, which are based either on the 1940 Act itself, the rules or regulations thereunder, or interpretations promulgated by the SEC or its staff. As such, these limitations of the 1940 Act are not "fundamental"; that is, the limitations will change as the statute, rules, regulations or interpretations change, and no shareholder vote will be required or sought.

         Fundamental Investment Restriction (1). Under the 1940 Act, the Fund may only borrow up to one-third of the value of its total managed assets. For more information on leverage and the risks relating thereto, see "Preferred Shares and Other Leverage" and "Risks - Leverage Risk" in the Prospectus.

         The 1940 Act also restricts the ability of any closed-end fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by the Fund's investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund may, however, make other loans which if made would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund retains the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the Fund's total assets.

         The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (or, as the case may be, the 200% asset coverage requirement applicable to Preferred Shares).

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

         The Preferred Shares are a senior security. See the Prospectus under the heading "Preferred Shares and Other Leverage" and this Statement of Additional Information under the heading "Description of Shares - Preferred Shares" for more information.


         Fundamental Investment Restriction (2). "Concentration" is interpreted under the 1940 Act to mean investment of 25% or more of the Fund's total assets in a single industry. If the Fund were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Fund's performance would be largely dependent on that industry's performance. The Fund has not reserved the right to concentrate in any industry. For purposes of this limitation, the Fund does not consider certificates of deposit or banker's acceptances issued by domestic branches of U.S. or foreign banks to be in a single industry. If, in the future, these instruments are considered to be in the same industry, the Fund reserves the freedom of action to concentrate in such an industry. The Fund currently expects that it would invest in such instruments in an amount equal to 25% or more of its total assets for temporary defensive purposes or in order to keep the Fund fully invested, including the period during which the net proceeds of the offering are being invested. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of technology issuers).

         Fundamental Investment Restriction (3). The 1940 Act prohibits a diversified closed-end fund from underwriting securities in excess of 25% of its total assets.

         Fundamental Investment Restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Fund would make such investments, other than the use of futures contracts and related options, options, forward contracts and certain real estate-related instruments as explained in the

Prospectus and this Statement of Additional Information. The Fund, however, would like the ability to consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

         The restrictions listed above are fundamental policies of the Fund. Except as described herein, the Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by an Advisor to be of comparable quality), or change in the percentage of the Fund's assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, an Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


         The Fund may not change its policy to invest at least 80% of its total managed assets in bonds unless it provides shareholders with at least 60 days' written notice of such change. For purposes of the 80% test above, the Fund will consider an investment, including a synthetic instrument, a bond if, in the judgment of an Advisor, it has economic characteristics similar to a bond. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements and dollar rolls.

         The Fund intends to apply for ratings for its Preferred Shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Shareholders or its ability to achieve its investment objective. The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

Trustees and Officers

         The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

         The Trustees and officers of the Fund, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 117 East Colorado Blvd., Pasadena, CA 91105.


                              Position(s)          Principal Occupation(s)
  Name and Age               with the Fund        During the Past Five Years



Ronald J. Arnault          Trustee              Director of Pacific American
Age 58                                          Income Shares, Inc. (closed-end
                                                investment company) and Western
                                                Asset Funds, Inc. (open-end
                                                investment company); Trustee and
                                                Vice Chairman, Occidental
                                                College; Member, Board of
                                                Directors, The Center Theater
                                                Group. Formerly: President, RJA
                                                Consultants (energy industry
                                                financial consultants) (1997 to
                                                2001); Executive Vice President,
                                                Chief Financial Officer and
                                                Director of Atlantic Richfield
                                                Company.

John E. Bryson*            Trustee              Chairman and Chief Executive
Age 58                                          Officer of Edison International
                                                (since October 1990); Director
                                                of Pacific American Income
                                                Shares, Inc., Western Asset
                                                Funds, Inc., The Boeing Company,
                                                The Walt Disney Company, the
                                                W.M. Keck Foundation; and
                                                Trustee of Stanford University.
                                                Formerly: Chairman and Chief
                                                Executive

                              Position(s)          Principal Occupation(s)
  Name and Age               with the Fund        During the Past Five Years

                                                Officer of Southern California
                                                Edison Company (1990 to 1999).


Anita L. DeFrantz          Trustee              President of the Amateur
Age 49                                          Athletic Foundation of Los
                                                Angeles (since 1987); President
                                                of Kids in Sports (since 1994);
                                                Vice President, FISA, the
                                                International Rowing Federation
                                                (since 1993). Also, Director of
                                                Pacific American Income Shares,
                                                Inc. and Western Asset Funds,
                                                Inc.; and a board member of the
                                                Amateur Athletic Foundation of
                                                Los Angeles (since 1987),
                                                International Olympic Committee
                                                (since 1986), the United States
                                                Olympic Committee Executive
                                                Board (since 1977), and National
                                                Museum of American History
                                                (since 1999).


William G. McGagh          Trustee              Consultant, McGagh Associates
Age 72                                          (corporate financial
                                                consulting), January 1989 to
                                                present; Chairman of the Board
                                                and Director, Western Asset
                                                Funds, Inc. and Pacific American
                                                Income Shares, Inc. Formerly:
                                                Senior Vice President, Chief
                                                Financial Officer and Director
                                                of Northrop Grumman Corporation
                                                (military aircraft).

Ronald L. Olson*           Trustee              Senior Partner, Munger, Tolles &
Age 60                                          Olson (a law partnership);
                                                Director of Pacific American
                                                Income Shares, Inc., Western
                                                Asset Funds, Inc., Edison
                                                International, Rand Corporation
                                                and Berkshire Hathaway, Inc.


William E. B. Siart        Trustee              Chairman of the Board, Walt
Age 55                                          Disney Concert Hall I, Inc.
                                                (since 1998); Chairman of the
                                                Board of Excellent Education
                                                Development (ExED LLC), 2000 to
                                                present; Member of the Board of
                                                Trustees of the University of
                                                Southern California; Board of
                                                Directors of the Performing Arts
                                                Center of Los Angeles

                              Position(s)          Principal Occupation(s)
  Name and Age               with the Fund        During the Past Five Years


                                                County; Director of the Los
                                                Angeles Philharmonic; Director
                                                of Pacific American Income
                                                Shares, Inc., Western Asset
                                                Funds, Inc and Sybron Dental
                                                Specialties, Inc. Formerly:
                                                President and Chief Executive
                                                Officer of ExED LLC (1998 to
                                                2000); Chairman (1995 to 1996),
                                                Chief Executive Officer (1995 to
                                                1996), President (1990 to 1996)
                                                of First Interstate Bancorp.



Louis A. Simpson           Trustee              President and CEO, Capital
Age 65                                          Operations of GEICO Corporation
                                                since May 1993; Director of
                                                AT&T, Pacific American Income
                                                Shares, Inc., Western Asset
                                                Funds, Inc. and HNC Software;
                                                Trustee for the Cate School, the
                                                University of California San
                                                Diego Foundation, the Urban
                                                Institute and the Woodrow Wilson
                                                National Fellowship Foundation;
                                                Chair, the Scripps Institution
                                                of Oceanography Council.
                                                Formerly: Vice Chairman of the
                                                Board, GEICO Corporation (1985
                                                to 1993); Senior Vice President
                                                and Chief Investment Officer of
                                                GEICO Corporation and Government
                                                Employees Insurance Company
                                                (1979 to 1985); President and
                                                CEO of Western Asset Management
                                                Company (1977 to 1979).


James W. Hirschmann III    President            Director, President and Chief
Age 41                                          Executive Officer, Western
                                                Asset, March 1999 to present;
                                                Member, Board of Directors of
                                                Independent Colleges and
                                                Universities; Member, Board of
                                                Trustees of Widener College;
                                                President, Western Asset Funds,
                                                Inc. and Pacific American Income
                                                Shares, Inc. Formerly: Director
                                                of Marketing, Western Asset,
                                                April 1989 to 1999; Vice
                                                President and Director of
                                                Marketing, Financial Trust
                                                Corporation (bank holding
                                                company), 1988 to 1989; Vice
                                                President

                              Position(s)          Principal Occupation(s)
  Name and Age               with the Fund        During the Past Five Years

                                                of Marketing, Atalanta/Sosnoff
                                                Capital (investment management
                                                company), 1986 to 1988.


Ilene S. Harker            Vice President       Director of Compliance and
Age 47                                          Controls, Western Asset, 1978 to
                                                present; Vice President, Pacific
                                                American Income Shares, Inc.,
                                                since April 1996; Vice
                                                President, Western Asset Funds,
                                                Inc. Formerly: Secretary of
                                                Pacific American Income Shares,
                                                Inc., 1993 to 1996.

S. Kenneth Leech           Vice President       Chief Investment Officer,
Age 47                                          Western Asset, 1998 to present;
                                                Vice President, Western Asset
                                                Funds, Inc. and Pacific Asset
                                                Income Shares, Inc. Formerly:
                                                Director of Portfolio
                                                Management, Western Asset, 1990
                                                to 1998; Senior Trader,
                                                Greenwich Capital, 1988 to 1990;
                                                Fixed Income Manager of The
                                                First Boston Corporation
                                                (holding company; stock and bond
                                                dealers), 1980 to 1987;
                                                Portfolio Manager of National
                                                Bank of Detroit, 1977 to 1980.


Marie K. Karpinski         Treasurer and        Vice President, Legg Mason Wood
Age 53                     Principal Financial  Walker, Incorporated (1992 to
                           and Accounting       present); Vice President and
                           Officer              Treasurer of all Legg Mason
                                                retail funds (open-end
                                                investment companies), 1986 to
                                                present; Vice President and
                                                Treasurer of Legg Mason Charles
                                                Street Trust, Inc. (open-end
                                                investment company) and Western
                                                Asset Funds, Inc.; Treasurer and
                                                Principal Financial and
                                                Accounting Officer of
                                                Pacific American Income Shares,
                                                Inc., 2001 to present. Formerly:
                                                Assistant Treasurer of Pacific
                                                American Income Shares, Inc.
                                                1988 to 2001; Assistant Vice
                                                President, Legg Mason Wood
                                                Walker, Incorporated, 1989 to
                                                1992.

                              Position(s)          Principal Occupation(s)
  Name and Age               with the Fund        During the Past Five Years


Erin K. Morris             Assistant Treasurer  Assistant Treasurer (2001 to
Age 35                                          present) of: Legg Mason Income
                                                Trust, Legg Mason Cash Reserve
                                                Trust, Legg Mason Tax Exempt
                                                Trust, Legg Mason Tax-Free
                                                Income Fund and Pacific American
                                                Income Shares, Inc.; and
                                                Manager, Fund Accounting, Legg
                                                Mason Wood Walker, Incorporated
                                                (2000 to present). Formerly:
                                                Assistant Manager, Fund
                                                Accounting, Legg Mason Wood
                                                Walker, Incorporated (1993 to
                                                2000).


Lisa G. Hathaway           Secretary            Senior Compliance Officer,
Age 39                                          Western Asset; Member of the
                                                Board of Directors of Southern
                                                California Dollars for Scholars;
                                                Secretary, Western Asset Funds,
                                                Inc. and Pacific American Income
                                                Shares, Inc. Formerly: Assistant
                                                Vice President, Fund Business
                                                Management, Capital Research and
                                                Management Company (an
                                                investment management firm),
                                                1990 to 1999.



* Denotes those Trustees who are "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Advisors or one or more of the Underwriters. Mr. Olson may be deemed "interested" due to his law firm's relationship with the Advisors. Mr. Bryson may be deemed "interested" by virtue of his ownership of securities of entities that may control one or more members of the Fund's underwriting syndicate. It is anticipated that Mr. Bryson will no longer be deemed to be an "interested person" once the relevant members of the syndicate are no longer underwriters (as defined in the 1940 Act) of the Fund.

         As of March 15, 2002, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.


         Each Trustee also serves as Director of Pacific American Income Shares, Inc. ("PAIS"), a closed-end fund for which the Advisors serve as investment advisors, and Western Asset Funds, Inc. ("WAF"), an open-end fund for which the Advisors serve as investment advisors. None of the independent Trustees has ever been a director, officer, or employee of, or a consultant to, the Advisors, any one or more of the Underwriters or any one or more affiliates of any of the foregoing. Mr. Simpson was previously an officer and employee of Western Asset. As indicated above, certain of the officers and Trustees of the Fund are affiliated with the Advisors.

         In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders and the Preferred Shareholders, if any, of the Fund will elect Trustees to fill the vacancies of Trustees whose term expires at each annual meeting of shareholders. If any Preferred Shares are outstanding, Preferred Shareholders, voting as a separate class, will elect two Trustees and the remaining five Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. Preferred Shareholders will be entitled to elect a majority of the Fund's Trustees under certain circumstances.


         Officers and Trustees of the Fund who are affiliated persons of the Fund, the Advisors or one or more of the Underwriters (other than Messrs. Bryson and Olson) receive no salary or fees from the Fund. Each independent Trustee of the Fund receives a fee of $12,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended by them. The Chairman of the Board receives an additional $10,000 per year for serving in that capacity.

         It is estimated that the Trustees will receive the amounts set forth in the following table for the fiscal year ending December 31, 2002. For the calendar year ended December 31, 2001, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex."


                               Estimated                 Total Compensation
                          Compensation from the         from the Fund Complex
                         Fund for the Fiscal Year   Paid to the Trustees for the
                                 Ending                 Calendar Year Ending
  Name of Trustee          December 31, 2002*            December 31, 2001**
  ---------------          ------------------            -------------------

Ronald J. Arnault              $18,000                         $30,000

John E. Bryson                 $18,000                         $27,500

Anita L. DeFrantz              $18,000                         $30,000

William G. McGagh              $28,000                         $34,500

Ronald L. Olson                $18,000                         $24,500

William E. B. Siart            $18,000                         $30,500

Louis A. Simpson               $18,000                         $31,148

-----------------

         * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year.

         ** PAIS and WAF are considered to be in the same "Fund Complex" as the Fund. This column does not include estimated compensation from the Fund.

         The Fund has no employees. Its officers are compensated by Western
Asset.

Shareholders


         As of March 15, 2002, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.


Shareholder                              Number of        Percentage of the
                                          Common         Fund's Outstanding
                                          Shares              Shares
                                                        as of March 15, 2002


Western Asset Management Company           6,981                 100%


                        INVESTMENT ADVISOR AND SUBADVISOR

Investment Advisor

         Western Asset serves as investment advisor to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. Western Asset is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company.

         Western Asset, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by Western Asset, the investments of the Fund. Western Asset also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, Western Asset has retained WAML, its affiliate, to serve as the Fund's subadvisor.

         Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, Western Asset, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities, subject always to the Fund's investment objectives, policies and restrictions; provided that, so long as WAML serves as the subadvisor for the Fund, Western Asset's obligation under the Investment Management Agreement with respect to the portion of the Fund managed by WAML is, subject always to the control of the Trustees, to determine and review with WAML the investment policies of the Fund.

         Subject to the control of the Trustees, Western Asset also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (or subcontracts for such services) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with Western Asset (other than Mr. Olson). As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Advisors, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

         Pursuant to the Investment Management Agreement, the Fund has agreed to pay Western Asset an annual management fee, payable on a monthly basis, at the annual rate of 0.55% of the average weekly value of the Fund's total managed assets for the services and facilities it provides. "Total managed assets" means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). The liquidation preference of any Preferred Shares outstanding is not considered a liability. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by Western Asset, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Advisors, interest charges, taxes, brokerage commissions, listing fees, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Subadvisor

         WAML, a wholly owned subsidiary of Legg Mason, Inc., serves as subadvisor for the Fund pursuant to a portfolio management agreement (the "Portfolio Management Agreement") between WAML and Western Asset. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of Western Asset, WAML's obligation is to furnish continuously an investment program for the non-U.S. dollar denominated assets in the Fund, to make investment decisions on behalf of such portion of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for such portion of the Fund. Under the Portfolio Management Agreement, Western Asset pays a portion of the fees it receives from the Fund to WAML in return for WAML's services, at the annual rate of 0.425% of the average weekly value of the Fund's total managed assets that WAML manages.

         Certain Terms of the Investment Management Agreement and Portfolio Management Agreement. The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Advisors). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the relevant Advisor or the Fund, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not more than 60 days' written notice by Western Asset to the Fund or by the Fund to Western Asset. The Portfolio Management Agreement may be terminated on not more than 60 days' written notice by Western Asset to WAML or by WAML to Western Asset, or by the Fund at any time by notice to each Advisor.

         The Investment Management Agreement and the Portfolio Management Agreement each provide that Western Asset or WAML, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Codes of Ethics

         The Fund, Western Asset, WAML and Legg Mason Wood Walker, Incorporated have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics may be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

         Investment decisions for the Fund and for the other investment advisory clients of the Advisors are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Advisors, including accounts of employees and affiliates. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by Western Asset or WAML is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by Western Asset or WAML, as applicable. Western Asset or WAML may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

         There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         The Advisors place all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buy and sell such securities, options, futures and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, the Advisors use their best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Advisors, having in mind the Fund's best interests, consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Advisors may receive research services from many broker-dealers with which the Advisors place the Fund's portfolio transactions. The Advisors may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisors in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to Western Asset nor the portfolio management fee paid by

Western Asset to WAML is reduced because the Advisors and their affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, an Advisor may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to the Advisor an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund and/or the Advisors.

                                  DISTRIBUTIONS

         The Fund intends to distribute to Common Shareholders monthly dividends of all or a portion of its net income after payment of dividends to holders of Preferred Shares and interest in connection with other forms of leverage (if applicable). As described in the Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. The Fund expects that all or a portion of any capital gain will be distributed at least annually.

         Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

         Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's Dividend Reinvestment Plan unless an election is made to receive cash. See "Dividend Reinvestment Plan" in the Fund's Prospectus.

         While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid, (2) the asset coverage (as defined in the 1940 Act) of the Fund is at least 200% of the liquidation value of any outstanding Preferred Shares (together with certain forms of indebtedness) and (3) other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met.

These latter limitations on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

Common Shares

         The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued without par value. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust - Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, asset coverage (as defined in the 1940 Act) with respect to Preferred Shares and certain forms of indebtedness would be at least 200% and 300%, respectively, after giving effect to such distributions, and other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met. See "-Preferred Shares" below.


         The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest primarily in debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and organizational and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Preferred Shares and Other Leverage."

Preferred Shares

         The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

         The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares (representing, together with all other outstanding forms of leverage, approximately 33 1/3% of the Fund's total managed assets immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus and this Statement of Additional Information. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Declaration) if and when it authorizes a Preferred Shares offering, the Board has stated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods, by providing for the periodic redetermination of the dividend rate through an auction or similar process. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

         Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less all liabilities and indebtedness not representing senior securities (as defined in the 1940 Act) ("Asset Coverage Assets"), measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's Asset Coverage Assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Preferred Shares discussed in this Prospectus, the liquidation value of the Preferred Shares, together with the amount of other forms of outstanding leverage, is expected to be approximately 33 1/3% of the value of the Fund's total managed assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to maintain applicable asset coverage requirements.

         Distribution Preference. The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, Preferred Shareholders will vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's Trustees, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Trustees, and the remaining Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares, voting as a separate class, shall be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, or (2) approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, the conversion of the Fund from a closed-end to an open-end company or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Fund's Board of Trustees' present intention with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

         As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

         The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or Preferred Shareholders, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for such purpose, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

         Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon is required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares of any securities issued by the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof), excluding sales of securities of the Fund or such series or class in connection with a public offering and issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

         Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

         In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below). A vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below) is required for distributions to the Fund's shareholders (in one or a series of distributions) during any twelve-month period of any property (in cash, shares or otherwise) with an aggregate fair market value in excess of 110% of the income and gains (accrued or realized) of the Fund during such twelve-month period.

         In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.


         The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

         As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.


         A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's

Common Shares, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

         The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

         The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses and other factors), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value.

         Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the asset coverage (as defined in the 1940 Act) of the Fund (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon) (together with certain other forms of indebtedness).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust -- Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

         If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. The Fund expects that it would pay all such redemption requests in cash, but reserves the right to pay redemption requests in securities or through a combination of cash and securities. If payment in securities were made, investors may incur brokerage costs in converting such securities to cash. The Fund reserves the right to impose a sales load on its shares if it converts into an open-end company. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. If the Fund converted to an open-end company, the differences in risks and operational requirements between closed-end and open-end investment companies could affect the Fund's ability to achieve its investment objective.

         To the extent the Fund repurchases its shares at prices below net asset value, such repurchases will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks -- Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a substantial discount for an extended period of time, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

         Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (which includes the excess, if any, of net short-term capital gains over net long-term capital losses for such year) and its net tax-exempt income; and

         (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

         If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income, assuming the Fund had sufficient current or accumulated earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain. Conversely, the Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Except as discussed above, the Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         Fund Distributions. Distributions from the Fund will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains, assuming the Fund had sufficient current or accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

         Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

         Dividends of net investment income received by corporate shareholders of the Fund may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, in light of the Fund's investment policies, the Fund does not expect to receive a significant amount of qualifying dividends.

         The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between its Common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between the two classes.

         Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

         Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gains Dividends or designated undistributed capital gains with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its shareholders.

         Original Issue Discount and Payment-in-Kind Securities. Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was issued, even though the holder receives no interest payment in cash on the security during the year. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

         Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt obligations (including certain payment-in-kind securities) may be treated as a dividend for certain U.S. federal income tax purposes.

         Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

         Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

         Options, Futures, Forward Contracts and Swap Agreements. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

         Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated (i) as a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         REMICs and REITs. The Fund may invest in REMICs and certain REITs holding interests in REMICs. Income generated by a residual interest in a REMIC may be passed through to the holders of the Fund. Such income (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income and (iii) in the case of foreign shareholders will not qualify for a reduction in U.S. withholding taxes. In addition, if a holder of the Fund is a "disqualified organization" under the U.S. tax law the Fund itself will be subject to tax on the income from the residual interest allocable to that organization.

         Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

         Passive Foreign Investment Companies. Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

         Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

         Non-U.S. Shareholders. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is a "foreign person" within the meaning of the Code are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will generally not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

         Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

         A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

         Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and
(iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

         In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

         General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

         Performance-Related Information. The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         From time to time, the Fund and/or the Advisors may report to shareholders or to the public in advertisements concerning the performance of the Advisors as advisors to clients other than the Fund, or on the comparative performance or standing of the Advisors in relation to other money managers. The Advisors also may provide to current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Performance information for the Fund or for other investment companies or accounts managed by the Advisors may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund or the Advisors, should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

         Advisors. From time to time, the Advisors or the Fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding the Advisors including, without limitation, information regarding the Advisors' investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of the Advisors' overall investment management performance contained in third-party reports or publications. Western Asset was founded in 1971. The Advisors have traditionally served an institutional clientele, with a minimum advisory client account size of $75 million and an average client relationship of over $390 million as of December 31, 2001. As of December 31, 2001, the Advisors managed over $94 billion in assets for 241 clients. The Advisors employ over 180 professionals around the world who are dedicated solely to fixed-income management, and their product, sector and credit specialists have an average of 14 years of experience. The Advisors have offices in Pasadena, London, and Singapore.

         Advertisements for the Fund may make reference to certain other open- or closed-end investment companies managed by the Advisors. In 1973, Western Asset introduced Pacific American Income Shares, Inc. (NYSE: PAI), an unleveraged, investment grade, closed-end bond fund. In 1990, 1994 and 1998, Western Asset introduced Western Asset Core Portfolio (WAFTFX), Western Asset Intermediate Portfolio (WATIX) and Western Asset Core Plus Portfolio (WACPX), respectively. Each of these investment companies, other than Pacific American Income Shares, Inc., is an open-end investment company that does not employ leverage. Each of the investment companies above does not have policies identical to those of the Fund.

         Comparative Information. From time to time, the Fund's advertisements or information furnished to present or prospective shareholders may refer to the returns and yields offered by various types of investments, as well as the yield spreads on such investments. For instance, such advertisements may note, if applicable, that corporate bond yield spreads in relation to the 10-Year U.S. Treasury bond are near their 10-year highs, while short-term yields are near their 30-year lows. For these purposes, corporate bond yields may be measured by various indices, such as the Bloomberg 10-year BBB Industrial Index, an unmanaged index made up of over 150 U.S. dollar industrial bonds with an equivalent rating of BBB. Advertisements and related materials may also note the Advisors' belief that yields on intermediate- and long-term bonds offer attractive current yields and set forth yields on other investments, including, without limitation, 3-month T-Bills, 10-year Treasury bonds and 30-year Treasury bonds.

         The Fund's advertising materials may also compare the performance of investment companies with differing investment styles, objectives or portfolio contents. Returns for investment companies that invest primarily in bonds may be compared with returns of investment companies investing primarily in equities. For example, the Fund may cite information published by Barron's on February 4, 2002 that the average 2001 returns of the 50 top-performing bond funds outperformed the average 2001 returns of the 50 top-performing equity funds, where such funds were selected from a universe of the funds most used in defined contribution plans. Such materials may also assert that, in an uncertain equity environment, bonds can provide an attractive alternative to equity investments.

         Advertising or related material may from time to time refer to the Advisors' judgment as to the attractiveness of an investment in closed-end investment companies such as the Fund. Such materials may include specific and general assessments and forecasts regarding the U.S. economy, corporate credit quality, yield spreads, bond prices and other factors, as well as the impact of such factors on the Fund.

         The Fund. The Fund's expected listing of the Common Shares on the New York Stock Exchange is expected to provide liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.

         The offering period for the Common Shares offered through the Prospectus is expected to begin on March 4, 2002 and end on or around March 25, 2002. The anticipated first trade date for the Common Shares is March 26, 2002, and the anticipated settlement date is March 28, 2002. The Common Shares are expected to carry a commission to brokers of $0.45 per share (3.00% of the offering price).

         The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. The Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

         State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the assets of the Fund. The custodian performs custodial and fund accounting services.

         EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, serves as the transfer agent, registrar, dividend disbursement agent and shareholder servicing agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

                             INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers, LLP, Suite 2100, 250 W. Pratt Street, Baltimore, Maryland 21201, serves as independent accountants for the Fund. PricewaterhouseCoopers, LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings to the Fund.

                                     COUNSEL

         Ropes & Gray, 885 Third Avenue, New York, New York 10022, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

         A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "SEC"), Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholder of Western Asset Premier Bond Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Western Asset Premier Bond Fund (the "Fund") at March 8, 2002, and the results of its operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
March 19, 2002



                              FINANCIAL STATEMENTS

                         WESTERN ASSET PREMIER BOND FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  March 8, 2002

Assets:
Cash ..................................................................   $ 100,003
Receivable from Investment Advisor ....................................      56,000
                                                                          ---------
Total Assets ..........................................................     156,003
                                                                          ---------
Liabilities:
Accrued Organizational Expenses .......................................      56,000
                                                                          ---------

Net Assets (6,981 shares of beneficial interest issued and outstanding;
         unlimited shares authorized) .................................   $ 100,003
                                                                          ---------

Net asset value per share .............................................   $  14,325
                                                                          ---------

                            STATEMENT OF OPERATIONS
                          One Day Ended March 8, 2002

Investment income .....................................................   $       -

Organizational expenses ...............................................      56,000
Less: Reimbursement from Investment Advisor ...........................     (56,000)
Net Expenses ..........................................................           -

Net Investment Income .................................................   $       -



-----------------------------------------------------------------------

NOTES


1.   Organization

         Western Asset Premier Bond Fund (the "Fund") is a diversified, closed-end management investment company incorporated on December 17, 2001, which has had no operations other than the sale and issuance of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003 to Western Asset Management Company (the "Investment Advisor"). The Investment

Advisor has agreed to reimburse the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share.

2.   Accounting Policies

         The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.   Agreements

         The Fund has entered into an Investment Advisory Agreement with the Investment Advisor, which provides for payment of a monthly fee computed at the annual rate of 0.55% of the Fund's average weekly Total Managed Assets. The Investment Advisor has entered into a Subadvisory Agreement with Western Asset Management Company Limited (the "Subadvisor"), an affiliate of Western Asset Management Company, to furnish a continuing investment program for the non-U.S.-dollar denominated assets of the Fund and make investment decisions relating to such assets. The Investment Advisor will pay the Subadvisor a fee computed at an annual rate of 0.425% of the average weekly Total Managed Assets of the Fund that the Subadvisor manages.

         The Investment Advisor has entered with the Fund into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Investment Advisor will pay the Administrator a monthly fee computed at the annual rate of 0.125% of the Fund's average weekly Total Managed Assets, subject to a monthly minimum fee of $12,500. "Total Managed Assets" means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "Total Managed Assets," the liquidation preference of any preferred shares outstanding is not considered a liability.

4.   Federal Income Taxes

         The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

5.   Contingent Receivable from Investment Advisor

         In the event that the public offering of the Fund does not occur, the Investment Advisor has agreed to reimburse the Fund for all organizational expenses.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

         The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by an Advisor to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

         High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by an Advisor.

         Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by an Advisor.

         Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer's ability to repay principal and interest.

         Following is a description of Moody's, S&P's and Fitch's rating categories applicable to debt securities.

Moody's Investors Service, Inc.

         Corporate and Municipal Bond Ratings

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

         Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

         Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Corporate Short-Term Debt Ratings

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

         Issue Credit Rating Definitions

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

         Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

         Corporate and Municipal Bond Ratings

         Investment Grade

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Speculative Grade

         Obligations rated BB, B, CCC, CC, and C are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Commercial Paper Rating Definitions

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch IBCA, Inc.

A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

         Long-Term Credit Ratings

         Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, and D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

         Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality . Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

'Rating Watch': Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                           PART C - OTHER INFORMATION

Item 24:    Financial Statements and Exhibits

      1.    Financial Statements:


      Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed herewith as part of the Statement of Additional Information.


      2.    Exhibits:

a.1   Agreement and Declaration of Trust dated December 17, 2001. (1)


a.2 Amended and Restated Agreement and Declaration of Trust dated February 5, 2002. (3)

b.    By-Laws of Registrant dated December 17, 2001. (2)

c.    None.


d.1 Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust. (3)

d.2 Article 10 (Shareholders' Voting Powers and Meetings) of the By-Laws of Registrant. (2)


d.3   Form of Share Certificate of the Common Shares, filed herewith.

e.    Terms and Conditions of Dividend Reinvestment Plan, filed herewith.

f.    None.


g.1 Form of Investment Management Agreement between Registrant and Western Asset Management Company ("Western Asset"), filed herewith.

g.2 Form of Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited ("WAML"), filed herewith.

h.1   Form of Underwriting Agreement, to be filed by amendment.

h.2   Form of Master Selected Dealer Agreement, filed herewith.

h.3   Form of Master Agreement among Underwriters, filed herewith.

i.    None.


j. Form of Custodian Agreement between Registrant and State Street Bank and Trust Company, to be filed by amendment.

k.1 Form of Transfer Agency and Service Agreement among Registrant, EquiServe Trust Company, N.A. and EquiServe, Inc., to be filed by amendment.

k.2 Form of Administration Agreement among Western Asset, Registrant and Princeton Administrators, L.P., to be filed by amendment.

l.    Opinion and consent of Ropes & Gray, filed herewith.

m.    None.


n.    Consent of PricewaterhouseCoopers, LLP, filed herewith.

o.    None.


p. Subscription Agreement of Western Asset dated March 7, 2002, filed herewith.

q.    None.


r.1   Code of Ethics of Registrant and Western Asset, filed herewith.

r.2   Code of Ethics of WAML, filed herewith.

r.3   Code of Ethics of Legg Mason Wood Walker, Incorporated, filed herewith.

s.    Power of Attorney for each Trustee and Officer, filed herewith.

------------------------------

      (1)   Incorporated by reference to the Registrant's Initial
            Registration Statement on Form N-2, File No. 333-75458, filed on December 19, 2001.

      (2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-75458, filed on February 20, 2002.


      (3) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Initial Registration Statement on Form N-2, File No. 333-75458, filed on February 28, 2002.

Item 25:    Marketing Arrangements


            See Exhibits h.1, h.2 and h.3 of Item 24 of this Registration Statement, including Sections 2, 3(a)(x), 3(a)(xiii), 6, 7 and 10 of Exhibit h.1 and Sections 1, 4, 5, 7, 8, 19 and 20 of Exhibit h.3.

Item 26:    Other Expenses of Issuance and Distribution

               Securities and Exchange Commission fees             $13,800*
               National Association of Securities Dealers,
               Inc. fees                                            15,500*

               Printing and engraving expenses                      185,000*
               Legal Fees                                           300,000*
               New York Stock Exchange listing fees                 150,000*
               Accounting expenses                                   18,000*
               Underwriter reimbursement                             50,000*
               Miscellaneous expenses                                20,000*
                                                                    -------
                  Total                                             752,300*
                                                                    =======

      Western Asset Management Company has agreed to pay organizational expenses and offering costs of the Registrant (other than sales load) that exceed $0.03 per common share.

      * Estimated Expense.

Item 27:    Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 28:    Number of Holders of Securities


      At March 15, 2002

            Title of Class                Number of Record Holders
            --------------                ------------------------

      Common Shares, no par value                    1

Item 29:  Indemnification

      Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant's Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30:    Business and Other Connections of Investment Adviser

Western Asset is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Western Asset have been engaged as director, officer, employee, partner or trustee.

James W. Hirschmann, III   President, CEO and Director, Western Asset
                           Managing Director and Director, WAML

Stephen K. Leech           CIO, Western Asset
                           Director, WAML

Timothy C. Scheve          Director, Western Asset
                           Senior Executive Vice President, Legg Mason, Inc.
                           Director and Senior Executive Vice President, LMWW
                           Director, Gray Seifert
                           Director, Berkshire
                           Director, Bartlett
                           Director, LMCM
                           Director, LMFA
                           Director, LMFM
                           Manager, Brandywine
                           Director, LMT
                           Director, WAML

Edward A. Taber III        Director, Western Asset
                           Senior Executive Vice President, Legg Mason, Inc.
                           Director, Legg Mason Holdings Limited
                           Director, LM Holdings Limited
                           Chairman and Director, LMFA
                           Director, Batterymarch
                           Director, LMCM
                           Director, LMFM
                           Director, WAML

Western Asset Management Company Limited ("WAML") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of WAML have been engaged as director, officer, employee, partner or trustee.

James W. Hirschmann, III   Managing Director and Director, WAML
                           President, CEO and Director, Western Asset

Stephen K. Leech           Director, WAML
                           CIO, Western Asset

Mary Ann Cleary            Compliance Officer and Secretary, WAML
                           Secretary, Legg Mason Holdings Limited

Timothy C. Scheve          Director, WAML
                           Senior Executive Vice President, Legg Mason, Inc.
                           Director and Senior Executive Vice President, LMWW
                           Director, Gray Seifert
                           Director, Berkshire
                           Director, Bartlett
                           Director, LMCM
                           Director, LMFA
                           Manager, Brandywine
                           Director, LMFM
                           Director, LMT
                           Director, Western Asset

Edward A. Taber III        Director, WAML
                           Senior Executive Vice President, Legg Mason, Inc.
                           Director, Legg Mason Holdings Limited
                           Director, LM Holdings Limited
                           Chairman and Director, LMFA
                           Director, Batterymarch
                           Director, LMCM
                           Director, LMFM
                           Director, Western Asset

Gavin James                Director and Director of International Business, WAML


Addresses for Item 30:



Bartlett & Co. ("Bartlett")
36 East Fourth Street
Cincinnati, OH 45202

Batterymarch Financial Management, Inc. ("Batterymarch")
200 Clarendon Street
Boston, MA 02116

Berkshire Asset Management, Inc. ("Berkshire")
46 Public Square, Suite 700
Wilkes-Barre, PA 18701


Brandywine Asset Management, LLC ("Brandywine")
Three Christina Centre, Suite 1200
201 North Walnut Street
Wilmington, DE 19801

Gray, Seifert & Co., Inc. ("Gray Seifert")
380 Madison Avenue
New York, NY 10017



Legg Mason Capital Management, Inc. ("LMCM")
100 Light Street
Baltimore, MD 21202

Legg Mason Fund Adviser, Inc. ("LMFA")
100 Light Street
Baltimore, MD 21202

Legg Mason Funds Management, Inc. ("LMFM")
100 Light Street
Baltimore, MD 21202

Legg Mason Holdings Limited
155 Bishopsgate
London EC2M 3XG England

Legg Mason, Inc.
100 Light Street
Baltimore, MD 21202



Legg Mason Trust, fsb ("LMT")
100 Light Street
Baltimore, MD 21202



Legg Mason Wood Walker, Incorporated ("LMWW")
100 Light Street
Baltimore, MD 21202

LM Holdings Limited
20 Regent Street
London SWlY 4PZ



Western Asset Management Company ("Western Asset")
117 East Colorado Boulevard
Pasadena, CA 91105

Western Asset Management Company Limited ("WAML")
155 Bishopsgate
London EC2M 3XG England

Item 31:  Location of Accounts and Records


      The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 and/or EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021 and/or Princeton Administrators, L.P., 500 College Road East, Princeton, New Jersey 08536.

Item 32:    Management Services

      Not applicable.

Item 33:    Undertakings

      1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2.    Not applicable.

      3.    Not applicable.

      4.    Not applicable.

      5.    The Registrant undertakes that:

            a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

            b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                     Notice

      A copy of the Agreement and Declaration of Trust of Western Asset Premier Bond Fund (the "Fund"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer or Trustee of the Fund as an officer or trustee and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

                                 SIGNATURE PAGE


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena and State of California, on the 22nd day of March, 2002.

                                    WESTERN ASSET PREMIER BOND FUND

                                    By: /s/ James W. Hirschmann, III*
                                    ....................................
                                    James W. Hirschmann, III
                                    President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                        Capacity                Date

/s/ Ronald J. Arnault*           Trustee                 March 22, 2002
----------------------------
Ronald J. Arnault


/s/ John E. Bryson*              Trustee                 March 22, 2002
----------------------------
John E. Bryson


/s/ Anita L. DeFrantz*           Trustee                 March 22, 2002
----------------------------
Anita L. DeFrantz


/s/ William G. McGagh*           Trustee                 March 22, 2002
----------------------------
William G. McGagh


/s/ Ronald L. Olson*             Trustee                 March 22, 2002
----------------------------
Ronald L. Olson


/s/ William E. B. Siart*         Trustee                 March 22, 2002
----------------------------
William E. B. Siart


/s/ Louis A. Simpson*            Trustee                 March 22, 2002
----------------------------
Louis A. Simpson


/s/ James W. Hirschmann, III*    President               March 22, 2002
----------------------------
James W. Hirschmann, III

/s/ Marie K. Karpinski*          Treasurer               March 22, 2002
----------------------------     and Principal
Marie K. Karpinski               Financial and
                                 Accounting Officer

                                 *By: /s/ Lisa G. Hathaway
                                     ----------------------
                                     Lisa G. Hathaway
                                     Attorney-in-Fact
                                     Date: March 22, 2002

                                  Exhibit Index



Exhibit                 Exhibit Name
-------                 ------------

Exhibit 2d.3            Form of Share Certificate of the Common Shares

Exhibit 2e.             Terms and Conditions of Dividend Reinvestment Plan

Exhibit 2g.1 Form of Investment Management Agreement between Registrant and Western Asset Management Company ("Western Asset")

Exhibit 2g.2 Form of Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited ("WAML")

Exhibit 2h.2            Form of Master Selected Dealer Agreement

Exhibit 2h.3            Form of Master Agreement among Underwriters

Exhibit 2l.             Opinion and consent of Ropes & Gray

Exhibit 2n.             Consent of PricewaterhouseCoopers, LLP

Exhibit 2p.             Subscription Agreement of Western Asset dated March 7,
                        2002

Exhibit 2r.1            Code of Ethics of Registrant and Western Asset

Exhibit 2r.2            Code of Ethics of WAML

Exhibit 2r.3            Code of Ethics of Legg Mason Wood Walker, Incorporated

Exhibit 2s.             Power of Attorney for each Trustee and Officer